UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.               )

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General Growth Properties, Inc.
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GENERAL GROWTH PROPERTIES, INC.
110 North Wacker Drive
Chicago, Illinois 60606

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 16, 2006

To our Stockholders:

We are notifying you that the Annual Meeting of Stockholders of General Growth Properties, Inc. will be held on Tuesday, May 16, 2006 at 9:00 a.m. local time at our principal executive offices located at 110 North Wacker Drive, Chicago, Illinois 60606 for the following purposes:

1.                To elect four directors, each for a term of three years;

2.                To approve the amendment of our 2003 Incentive Stock Plan to provide for an annual award of 1,500 shares of restricted stock to our non-employee directors (in lieu of an annual grant of stock options) and to permit all issuances under the plan to be effected electronically;

3.                To ratify the selection of Deloitte & Touche LLP as our independent public accountants for the year ending December 31, 2006; and

4.                To transact other business properly coming before the meeting.

Each of these matters is described in further detail in the enclosed proxy statement. We have also enclosed a copy of our 2005 Annual Report. Only stockholders of record at the close of business on April 3, 2006 are entitled to vote at the meeting or any postponement or adjournment of the meeting. A complete list of these stockholders will be available at our principal executive offices prior to the meeting.

Please use this opportunity to take part in our governance by voting your shares. Whether or not you plan to attend the meeting, please complete the enclosed proxy card and return it in the envelope provided as promptly as possible, or follow the instructions on the proxy card for voting by telephone or over the Internet. Your proxy can be withdrawn by you at any time before it is voted.

By order of the Board of Directors,

Chairman of the Board
Chicago, Illinois April 12, 2006

GENERAL GROWTH PROPERTIES, INC.
110 North Wacker Drive
Chicago, Illinois 60606

PROXY STATEMENT

The Board of Directors of General Growth Properties, Inc. is asking for your proxy for use at the annual meeting of our stockholders to be held on Tuesday, May 16, 2006 at 9:00 a.m. local time at our principal executive offices located at 110 North Wacker Drive, Chicago, Illinois, and at any postponement or adjournment of the meeting. We are mailing this proxy statement and the enclosed proxy to our stockholders on or about April 12, 2006. In this proxy statement, we refer to General Growth Properties, Inc. as “General Growth,” “we,” “our” or the “Company” and we sometimes refer to our Board of Directors as the “Board.”

ABOUT THE MEETING

What is the purpose of the annual meeting?

At our annual meeting, stockholders will vote upon the matters outlined in the accompanying notice of meeting, including:

•       the election of four directors, each for a term of three years (see page 3);

•       the approval of the amendment of our 2003 Incentive Stock Plan (the “2003 Plan”) to provide for an annual award of 1,500 shares of restricted stock to our non-employee directors (in lieu of an annual grant of stock options) and to permit all issuances under the 2003 Plan to be effected electronically (see page 24); and

•       ratification of the selection of Deloitte & Touche LLP as our independent public accountants for the year ending December 31, 2006 (see page 32).

Management will report on General Growth’s performance during fiscal year 2005 and respond to questions from stockholders. In addition, representatives of Deloitte & Touche LLP are expected to be at the annual meeting to respond to questions.

What are the Board’s voting recommendations?

Unless you give other instructions on your proxy card, the individuals named on the card as proxy holders will vote in accordance with the recommendations of the Board of Directors. The Board of Directors recommends that you vote your shares “FOR” the election of each of the nominees to the Board, “FOR” the approval of the amendment of the 2003 Plan, and “FOR” the ratification of the public accountants.

What happens if additional proposals are presented at the meeting?

Other than the matters described in this proxy statement, we do not expect any additional matters to be presented for a vote at the annual meeting. If other matters are presented and you vote by proxy, your proxy grants the individuals named as proxy holders the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

Who is entitled to vote?

Only stockholders of record at the close of business on the record date, April 3, 2006, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or at any postponement or adjournment of the meeting. Each outstanding share of common stock entitles its holder to cast one vote on each proposal to be voted on.

What constitutes a quorum?

If a majority of the shares outstanding on the record date are present at the annual meeting, either in person or by proxy, we will have a quorum at the meeting, permitting the conduct of business at the meeting. As of the record date, we had 241,015,206 shares of common stock outstanding and entitled to vote. Abstentions and broker “non-votes” are counted as present for purposes of determining whether a quorum exists. A broker “non-vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner.

How do I vote my shares at the annual meeting?

If you are a “record” holder of our common stock (that is, if you hold your stock in your own name in the Company’s stock records maintained by our transfer agent), you may complete and sign the proxy card and return it to the Company or deliver it in person. In addition, you may vote by telephone or over the Internet by following the instructions included on your proxy card. Please be aware that if you vote over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible. The Internet and telephone voting facilities for stockholders of record will close at 11:59 p.m. Eastern Time on May 15, 2006.

If you hold shares of our common stock in “street name” (that is, through a broker, bank or other nominee), you will need to obtain a proxy form from the institution that holds your shares and follow the voting instructions on that form.

Can I change my vote after I return my proxy card or after I vote by telephone or over the Internet?

If you are a “record” holder, even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised at the annual meeting by delivering to the Secretary of the Company a written notice of revocation or a properly signed proxy bearing a later date, or by attending the annual meeting and voting in person (although attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request). To revoke a proxy previously submitted by telephone or over the Internet, you may simply vote again at a later date, using the same procedures, in which case the later submitted vote will be recorded and the earlier vote revoked.

If you hold shares of our common stock in “street name,” you will need to contact the institution that holds your shares and follow its instructions for revoking a proxy.

What vote is required to approve each proposal that comes before the meeting?

The four nominees for director with the most affirmative votes cast at the annual meeting, in person or by proxy, will be elected. Abstentions and broker “non-votes” are not counted as votes cast for purposes of, and therefore will have no impact on, the election of directors. Although the four nominees for director with the most affirmative votes cast at the annual meeting will be elected as directors of the Company, our Corporate Governance Guidelines require any nominee for director at our annual meeting to tender his or her resignation for consideration by our Nominating & Governance Committee if a majority of the votes represented by shares of the Company that are outstanding and entitled to vote in the election are designated to be “withheld” from the nominee’s election. The Nominating & Governance Committee will then evaluate the best interest of the Company and its stockholders and recommend to the Board of Directors the action to be taken with respect to any tendered resignation.

Ratification of the selection of Deloitte & Touche LLP as the Company’s independent public accountants and approval of the amendment of the 2003 Plan each require the affirmative vote of a majority of the shares represented at the meeting in person or by proxy and entitled to vote on each proposal. Abstentions are treated as being present and entitled to vote on each of the proposals and, therefore, will have the effect of a vote against each of the proposals. A broker “non-vote” is treated as not being entitled to vote on each of these proposals and, therefore, is not counted and has no effect on whether each is approved.

Who will bear the costs of soliciting votes for the meeting?

General Growth will bear the entire cost of the solicitation of proxies from its stockholders. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.

PROPOSAL 1—ELECTION OF DIRECTORS

Our Board of Directors is currently comprised of ten members. Our bylaws divide the Board into three classes, as nearly equal in number as possible, with each class of directors serving a three-year term. The terms of office of the classes of directors expire in rotation so that one class is elected at each annual meeting for a full three-year term. Effective November 8, 2005, the Board appointed Adam Metz to serve as an independent director in the class of directors whose term expires in 2006. Mr. Metz was appointed to fill a newly created directorship resulting from an increase in the authorized number of directors of the Company.

The Board of Directors, based on the recommendation of the Nominating & Governance Committee, has nominated Adam Metz, Robert Michaels, Thomas Nolan, Jr. and John Riordan, for a term of office commencing on the date of this year’s annual meeting and ending on the date of the annual meeting in 2009. Each of Messrs. Metz, Michaels, Nolan and Riordan currently serves as a member of the Board of Directors.

The Board of Directors urges you to vote “FOR” the election of Adam Metz, Robert Michaels, Thomas Nolan, Jr. and John Riordan as directors of the Company for terms of office ending in 2009. Proxies will be so voted unless a stockholder specifies otherwise in his, her or its proxy.

Each of the nominees has consented to serve as a member of the Board of Directors if he is re-elected. If any nominee is unable to serve if elected, it is intended that the proxies will be voted for the election of the other remaining nominees and may be voted for any substitute nominees. In no event will the proxies be voted for a greater number of persons than the number of nominees named.

The Board of Directors recommends that you vote “FOR” the election to the Board of each of the nominees named below.

Nominees for election at this meeting for terms expiring in 2009:

Adam Metz, 44, has served as a director of the Company since November 8, 2005. Mr. Metz is a co-founding partner of Polaris Capital LLC, which is in the business of owning retail real estate assets throughout the United States. Prior to the formation of Polaris Capital, Mr. Metz was Executive Vice President of Rodamco, N.A. from November 2000 through May 2002 when the assets of Rodamco, N.A. were sold to a group consisting of The Rouse Company (which was acquired by General Growth in November 2004), Simon Property Group, Inc. and The Westfield Group. He currently serves on the board of directors of Chiasso, a privately-held retailer of home furnishings and accessories.

Robert Michaels, 62, has served as a director of the Company and as our President and Chief Operating Officer since 1995. In addition, Mr. Michaels has served and continues to serve as a director and/or officer of various of our subsidiaries and joint ventures. Mr. Michaels is an ex-officio trustee of the International Council of Shopping Centers (the “ICSC”), a director of the Center for Urban Land Economics Research at the School of Business of the University of Wisconsin-Madison and a trustee of the University of South Dakota Foundation.

Thomas Nolan, Jr., 48, has been a director of the Company since April 1, 2005. Since July 2004, Mr. Nolan has served as a Principal and as Chief Financial Officer of Loreto Bay Company, the developer of the Loreto Bay seaside community in Baja, California. From October 1984 through July 2004, Mr. Nolan held various financial positions with AEW Capital Management, L.P., a national real estate investment advisor, and from 1998 through 2004 he served as Head of Equity Investing and as President and Senior Portfolio Manager of The AEW Partners Funds. Mr. Nolan serves as a director and as Chairman of the Audit Committee of Bedford Property Investors, Inc., a public office property real estate investment trust.

John Riordan, 68, has served as a director of the Company since May 2003. Since July 2003, Mr. Riordan has served as Interim Executive Director of the ICSC Educational Foundation and he is also an ex-officio life trustee of the ICSC. From May 2001 through July 2003, Mr. Riordan was the Vice Chairman of the ICSC and, from January 1986 through May 2001, he served as President and Chief Executive Officer of the ICSC. He is immediate past Chairman of the Massachusetts Institute of Technology Center for Real Estate, where he was employed from January 2001 to July 2003. He is a director of Ivanhoe Cambridge, a private company which owns, manages and develops shopping centers in Canada and which is one of the Company’s joint venture partners.

Directors whose terms expire in 2007:

John Bucksbaum, 49, has served as a director of the Company since 1992, and has served as our Chief Executive Officer since July 1999. In addition, Mr. Bucksbaum has served and continues to serve as a director and/or officer of various of our subsidiaries and joint ventures. Mr. Bucksbaum is a member of the board of trustees and the Executive Committee of the ICSC and has been named as the Chairman of the ICSC for the 2006 - 2007 term. Mr. Bucksbaum is a trustee of the University of California Real Estate Center, the University of Chicago Hospitals, the Urban Land Institute and the National Association of Real Estate Investment Trusts (“NAREIT”) and is a member of the National Realty Roundtable. He is a director of LaSalle Bank Corporation, LaSalle Bank N.A., LaSalle Bank Midwest N.A. and the Hyatt Corporation. Mr. Bucksbaum is Chairman of the Zell/Lurie Real Estate Center at the Wharton School of the University of Pennsylvania. Mr. Bucksbaum also serves on the national boards of World T.E.A.M Sports, the United States Ski & Snowboard Team Foundation and the USA Cycling Development Foundation. He is a member of the Young Presidents Organization. Mr. Bucksbaum is the son of Matthew Bucksbaum, the Chairman of the Board of the Company.

Alan Cohen, 45, has served as a director of the Company since 2001. Since March 2005, Mr. Cohen has been Senior Director of Marketing, Wireless Networking Business Unit, of Cisco Systems, Inc. From

October 2002 through March 2005, Mr. Cohen served as Vice President, Marketing of Airespace, Inc., a developer of wireless local area networks, which was acquired by Cisco Systems Inc., a provider of Internet networking solutions. From October 2001 through September 2002, he served as Vice President, Marketing of Tahoe Networks, Inc., a company specializing in networking infrastructure and operations solutions. From March 2000 to October 2001, Mr. Cohen served as Senior Director, Marketing, Service Provider Line of Business of Cisco Systems, Inc. Mr. Cohen serves on the advisory boards of Vista Broadband Networks, Inc., a privately-held Internet service provider, and CPlane, Inc., a privately-held company specializing in network control software products.

Anthony Downs, 75, has served as a director of the Company since 1993. Since 1977, Mr. Downs has been a Senior Fellow at The Brookings Institution, a private, non-profit policy research center, and a self-employed speaker and writer. Mr. Downs is a life trustee of the Urban Institute and is a director of the NAACP Legal and Education Defense Fund, Inc. He is currently a member of the Urban Land Institute, the Counselors of Real Estate, the Anglo-American Real Property Institute, the American Real Estate and Urban Economics Association, the American Economics Association, the National Academy of Public Administration and the American Academy of Arts and Sciences.

Directors whose terms expire in 2008:

Matthew Bucksbaum, 80, has served as a director of the Company since 1986 and as Chairman of the Board since July 1995. Mr. Bucksbaum previously served as a director and/or officer of various of our subsidiaries and joint ventures. Mr. Bucksbaum is an ex-officio trustee and former Chairman of the ICSC and is a member of the Urban Land Institute and NAREIT. Mr. Bucksbaum is also a life trustee and past Chairman of the Aspen Music Festival and School and is a trustee of the Chicago Symphony Orchestra and Lyric Opera of Chicago. Mr. Bucksbaum is the father of John Bucksbaum, the Chief Executive Officer of the Company.

Bernard Freibaum, 53, has served as a director of the Company since August 2003 and as Executive Vice President and Chief Financial Officer of the Company since October 1993. In addition, Mr. Freibaum has served and continues to serve as a director and/or officer of various of our subsidiaries and joint ventures.

Beth Stewart, 49, has served as a director of the Company since 1993. Ms. Stewart has served as Chief Executive Officer of Storetrax, Inc., a Web-based company focused on the retail real estate sector, since August 2001 and as Chairman of the Board of Storetrax since October 1999. Since December 1992, Ms. Stewart has been President of Stewart Real Estate Capital, a real estate consulting and investment firm. Ms. Stewart is a director and a member of the Audit Committee of Avatar Holdings Inc., a Florida-based public home builder, and CarMax, Inc., a public new and used car retailer.

GOVERNANCE OF THE COMPANY

Pursuant to the Delaware General Corporation Law and the Company’s bylaws, General Growth’s business, property and affairs are managed by or under the direction of the Board of Directors. Members of the Board are kept informed of the Company’s business through discussions with the Chairman, the Chief Executive Officer and other key members of management, by reviewing written materials provided to them and by participating in meetings of the Board and its committees.

During 2005, the Board of Directors held six meetings and took action by written consent 14 times. Each of the incumbent directors attended at least 75% of all meetings of the Board and those Board committees on which he or she served during 2005. The Company encourages its Board members to attend annual meetings of its stockholders and all of the Company’s then directors attended the Company’s annual meeting of stockholders in 2005.

The Board has adopted Corporate Governance Guidelines which, among other matters, describe the responsibilities and certain qualifications of the directors of the Company. The Corporate Governance Guidelines are posted on our website at www.generalgrowth.com in the “Investment” section under the “Corporate Governance” heading, or a copy may be obtained by writing to our Director of Investor Relations at our principal executive offices. The Company’s Corporate Governance Guidelines incorporate the New York Stock Exchange listing standards which require that a majority of the Board qualify as independent within the meaning of the listing standards. The Board has determined affirmatively that each of Alan Cohen, Anthony Downs, Adam Metz, Thomas Nolan, John Riordan and Beth Stewart is independent within the meaning of the listing standards of the New York Stock Exchange. The Board reviewed all relevant information and concluded that none of Alan Cohen, Anthony Downs, Adam Metz, Thomas Nolan or John Riordan possess any of the bright-line relationships set forth in the listing standards of the New York Stock Exchange that prevent independence, or any other relationship with the Company, other than Board membership. With respect to Beth Stewart, the Board considered the fact that during 2005 the Company paid Storetrax, Inc., a web-based retail real estate listing service, $19,700 pursuant to an arms-length contract that was terminated effective September 30, 2005. Under the terminated contract, Storetrax listed certain information about our retail properties on its website to allow brokers and retailers interested in leasing space to search for and view retail space at our properties. Beth Stewart is a director and officer of Storetrax, Inc. and owns an approximate 40% interest therein. The Board concluded that this relationship is not one of the bright-line relationships set forth in the listing standards of the New York Stock Exchange that prevent independence, and that this former relationship does not constitute a “material relationship” because of the nature of the transaction and its immaterial amount.

Committees of the Board of Directors

The Board of Directors has four standing committees: the Executive Committee, the Audit Committee, the Compensation Committee and the Nominating & Governance Committee. Each of the committees operates under a written charter, except the Executive Committee whose duties are established by the Board of Directors from time to time. Copies of these charters can be obtained on our website at www.generalgrowth.com in the “Investment” section under the “Corporate Governance” heading or by writing to our Director of Investor Relations at our principal executive offices. The committees of the Board of Directors and a general description of their respective duties follow:

Executive Committee.   The members of the Executive Committee are Matthew Bucksbaum, John Bucksbaum, Robert Michaels and Beth Stewart. The Board has granted the Executive Committee the power to act on behalf of the Board in certain limited circumstances. The Executive Committee did not meet during 2005, nor did it take any actions by written consent.

Audit Committee.   Through April 1, 2005, the members of the Audit Committee were Frank Ptak (Chair), Anthony Downs and Beth Stewart. As of April 1, 2005, Thomas Nolan replaced Frank Ptak as a member and Chair of the Audit Committee and Adam Metz has been a member since November 8, 2005. The Board of Directors has determined that all of the members of the Audit Committee meet the requirements for independence and expertise, including financial literacy, under applicable New York Stock Exchange listing standards and Securities and Exchange Commission (“SEC”) rules. The Board of Directors has also determined that Mr. Metz and Mr. Nolan are each an “audit committee financial expert” under applicable SEC rules.

The Audit Committee operates under a written charter that was amended and restated by the Board of Directors in February 2003 upon the recommendation of the Audit Committee. The Audit Committee held nine meetings during 2005 and took no actions by written consent. In addition, pursuant to the Audit Committee charter, the Chair of the Audit Committee performs certain delegated responsibilities, including the review of quarterly financial press releases.

The functions of the Audit Committee include, among other things, assisting the Board in monitoring:

•       the integrity of the Company’s financial statements;

•       the independent public accountants’ qualifications and independence; and

•       the performance of the Company’s internal audit function and independent public accountants.

The Audit Committee has the sole authority to appoint or replace the Company’s independent public accountants, who report directly to the Audit Committee, although the Audit Committee has a policy of seeking stockholder ratification of the appointment of the Company’s independent public accountants, as described in Proposal 3. The Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms associated with such services) to be provided by the independent public accountants, subject to certain de minimis exceptions for non-audit services which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee has the authority to retain independent legal, accounting or other advisors and the Company is required to provide appropriate funding for the compensation of any such advisors. The Audit Committee is also responsible for preparing a report for inclusion in our proxy statement stating, among other things, whether our audited financial statements should be included in our Annual Report on Form 10-K. This report is set forth on page 11 of this proxy statement.

Compensation Committee.   The members of the Compensation Committee are Alan Cohen (Chair), John Riordan, Beth Stewart and, as of February 7, 2006, Adam Metz. Each of the members of the Compensation Committee is independent under applicable New York Stock Exchange listing standards. The Compensation Committee held seven meetings during 2005 and took three actions by written consent.

The Compensation Committee has overall responsibility for approving and evaluating the director and officer compensation plans, policies and programs of the Company. The functions of the Compensation Committee include:

•       annually reviewing and making recommendations to the Board with respect to incentive-compensation plans and equity-based plans;

•       annually reviewing and approving the compensation of directors;

•       establishing the compensation for our Chief Executive Officer;

•       reviewing and approving the compensation for the other executive officers and certain accounting and internal audit personnel of the Company; and

•       monitoring compliance with legal prohibitions on loans to directors and executive officers of the Company.

The Compensation Committee has the sole authority to retain any compensation consultant to be used to assist it in the evaluation of director or senior executive compensation and the sole authority to approve the consultant’s fees and other retention terms. The Compensation Committee also has the authority to obtain advice and assistance from internal or external legal, accounting or other advisors and the Company will provide appropriate funding for the compensation of any such advisors.

The Compensation Committee administers our Employee Stock Purchase Plan, our Cash Value Added Incentive Compensation Plan (the “CVA Plan”), our 1998 Incentive Stock Plan (the “1998 Plan”), the 2003 Plan and all other incentive-compensation or equity-based plans which we may adopt from time to time. The Compensation Committee is also responsible for preparing an annual report on executive compensation for inclusion in our proxy statement. This report is set forth on page 18 of this proxy statement.

Nominating & Governance Committee.   Through April 1, 2005, the members of the Nominating & Governance Committee were John Riordan (Chair), Anthony Downs and Frank Ptak. As of April 1, 2005, Thomas Nolan replaced Frank Ptak as a member of the Nominating & Governance Committee. Each of the members of the Nominating & Governance Committee is independent under applicable New York

Stock Exchange listing standards. The Nominating & Governance Committee held seven meetings in 2005 and took no actions by written consent.

The functions of the Nominating & Governance Committee include:

•       assisting the Board by identifying individuals qualified to become Board members;

•       recommending to the Board the director nominees for the next annual meeting of stockholders;

•       recommending to the Board corporate governance guidelines applicable to the Company;

•       leading the Board in its annual review of the Board’s performance; and

•       recommending to the Board the members of each Board committee.

The Nominating & Governance Committee has sole authority to retain any search firm to be used to identify director candidates and the sole authority to approve the search firm’s fees and other retention terms. The Nominating & Governance Committee also has the authority to obtain advice and assistance from internal or external legal, accounting or other advisors and the Company will provide appropriate funding for the compensation of any such advisors.

In identifying and recommending nominees for positions on the Board of Directors, the Nominating & Governance Committee takes into account many factors, including those set forth under “Director Qualifications” in the Company’s Corporate Governance Guidelines. Such factors include independence, diversity, age, skills, experience in the context of the needs of the Board of Directors and ability to devote adequate time to Board duties. The Nominating & Governance Committee does not set specific minimum qualifications that nominees must meet in order for the Committee to recommend them to the Board of Directors, but rather believes that each nominee should be evaluated based on his or her merits, taking into account the needs of the Company and the composition of the Board of Directors. In identifying potential candidates for Board membership, the Nominating & Governance Committee relies on suggestions and recommendations from members of the Board, management, stockholders and others. The Nominating & Governance Committee has not previously used outside consultants to help identify potential candidates, but it may choose to do so in the future. The Committee assesses which candidates appear to best fit the needs of the Board and the Company and those candidates who are so identified are interviewed and evaluated by the Nominating & Governance Committee. Nominees selected by the Nominating & Governance Committee are recommended to the full Board of Directors by the Committee. After the Board of Directors has approved a nominee, the Chairman of the Board and the Chairman of the Nominating & Governance Committee extend an invitation to the nominee to join the Company’s Board of Directors.

The Nominating & Governance Committee will consider candidates recommended by stockholders if such recommendations are made in accordance with the terms of the Company’s bylaws, and those candidates will be evaluated in the same manner as other candidates. Under our bylaws, nominations for director may be made by a stockholder entitled to vote at the annual meeting who delivers written notice, along with the additional information and materials required by our bylaws, to our Corporate Secretary at General Growth Properties, Inc., 110 North Wacker Drive, Chicago, Illinois, 60606, not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting. For our annual meeting in the year 2007, we must receive this notice on or after February 15, 2007, and on or before March 17, 2007. You may obtain a copy of our bylaws by writing to our Director of Investor Relations at our principal executive offices.

Meetings of Non-Management Directors

The non-management directors of the Board meet in executive session, without any management directors in attendance, each time the Board convenes for a regularly scheduled meeting. The non-management directors rotate as the presiding director for each executive session. The non-management directors have determined at this time that a rotating presiding director for each executive session is the preferable governing approach for the Company as they believe that this approach maximizes participation by all non-management directors and fosters an environment where each non-management director has an equal opportunity to provide direction and influence.

The non-management directors recognize that the current Chairman of the Board is not independent. As a result, both the Nominating & Governance Committee and the non-management directors have considered the need for, and desirability of, appointment of a lead or presiding director. Both the Nominating & Governance Committee and the non-management directors concluded that a lead or presiding director is not necessary at this time to ensure strong independent board leadership. In addition, the non-management directors have concluded that effective oversight of the executive officers of the Company and establishment of an agenda that appropriately considers the stockholder perspective can be attained without formal designation of a lead or presiding director. This determination will be periodically reviewed by the non-management directors.

Stockholder Communications with the Board

Stockholders or other interested persons wishing to communicate with the Board may contact them by writing to the following address: General Growth Properties, Inc., c/o Corporate Secretary, 110 North Wacker Drive, Chicago, Illinois, 60606. Correspondence may be addressed to the non-management directors, the entire Board or to one or more individual members of the Board, at the election of the sender. Any such communication will be promptly distributed by the Corporate Secretary to the directors named therein.

Compensation of Directors

Directors who are our employees receive no fees for their services as directors. Non-employee directors receive an annual fee for their service on the Board, a fee for each Board and committee meeting attended and reimbursement of expenses incurred in attending meetings. In connection with the annual review of non-employee director compensation, we revised our program for compensating our non-employee directors as of August 1, 2005. In determining to revise the compensation program, the Compensation Committee reviewed general trends with respect to director compensation as well as information from comparable companies and concluded that adjustments to the non-employee director compensation were warranted. As a result, non-employee directors received compensation under the existing program on a pro rata basis through July 31, 2005, and beginning on August 1, 2005 received compensation under our revised program. The chart below sets forth the fee structure in place before and after August 1, 2005.

	Prior to August 1, 2005	Commencing August 1, 2005
Annual fee paid to:
All non-employee directors	$25,000	$40,000
Audit Committee Chair	$10,000	$15,000
Other Committee Chairs	$2,500	$2,500
Audit Committee Members	$2,500	$2,500
Fee for Each Meeting Attended:
Board Meetings	$1,000	$1,000
Audit Committee Meetings	$1,000	$1,500
Other Committee Meetings	$1,000	$1,000

In addition to receiving fees for their services as directors, our non-employee directors receive annual equity awards. Currently under the 2003 Plan, all non-employee directors are entitled to receive, upon joining the Board of Directors, an option to purchase 7,500 shares of our common stock having an exercise price equal to the fair market value of a share of our common stock on the date of grant. In addition, under the 2003 Plan, each non-employee director automatically receives, on the first business day in January of every year, an option to purchase 7,500 shares of our common stock having an exercise price equal to the fair market value of a share of our common stock on the date of grant.

The revised compensation program discussed above provides for an annual award of 1,500 shares of restricted stock at the time of the Company’s annual meeting of stockholders. This revised director compensation requires stockholder approval as described in Proposal 2. If the stockholders of the Company approve the amendment of the 2003 Plan which is described in Proposal 2, the non-employee directors will no longer receive an automatic annual grant of a stock option, and will instead receive an annual restricted stock award of 1,500 shares at the time of the Company’s annual meeting of stockholders. In addition, each new non-employee director will receive a restricted stock award of 1,500 shares when he or she joins the Board, in lieu of the current grant of a stock option upon joining the Board. The restricted stock awards will vest one-third on the date of grant and one-third on each of the first and second anniversaries of the date of grant. Each recipient of restricted stock will possess all of the rights of a stockholder of the Company, including the right to vote and receive dividends. The transition from the annual grant of a stock option to an annual restricted stock award has been structured so that the option granted in January 2006 to each non-employee director will expire with respect to 5,000 of the 7,500 shares subject to the option grant upon stockholder approval of the amendment of the 2003 Plan and the corresponding issuance to the director of the May 2006 restricted stock award of 1,500 shares. If a director has previously exercised the option granted in January 2006 with respect to any of the 5,000 shares, the director will not be entitled to receive the May 2006 restricted stock award. If the stockholders do not approve the amendment of the 2003 Plan described in Proposal 2, the option granted to non-employee directors in January 2006 will remain in effect in its entirety and each non-employee director will continue to receive an annual grant of an option to purchase 7,500 shares of our common stock.

The following table summarizes the compensation paid to our current non-employee directors during 2005.

Name(1)	Total($)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)	Option Awards ($)(3)	Non-Stock Incentive Plan Compensation ($)	All Other Compensation ($)
Alan Cohen	$76,315	$46,750	—	$29,565	—	—
Anthony Downs	$86,815	$57,250	—	$29,565	—	—
Adam Metz(4)	$53,263	$11,000	—	$42,263	—	—
Thomas Nolan(5)	$82,577	$51,084	—	$31,493	—	—
John Riordan	$83,315	$53,750	—	$29,565	—	—
Beth Stewart	$88,815	$59,250	—	$29,565	—	—

(1)    Information about compensation paid in 2005 to Frank Ptak, who resigned from the board effective April 1, 2005, is not included in the chart. However, Mr. Ptak’s 2005 compensation was paid in accordance with the applicable arrangement described above in effect for the period during which he was a director.

(2)    Consists of annual retainer fees and meeting fees in accordance with the arrangements described above.

(3)    This dollar amount represents the grant date fair value of the options included in the table, calculated using the Black-Scholes Option Pricing Formula on the basis of the following assumptions (which vary depending on the grant date): expected volatility: 20.87–23.80%; risk free rate of return: 3.16–4.40%; dividend yield: 4.00%; and expected time until exercise: 2.5 years. Use of the Black-Scholes option pricing model should not be construed as an endorsement of the accuracy of this model.

(4)    Mr. Metz joined the Board on November 8, 2005.

(5)    Mr. Nolan joined the Board on April 1, 2005.

Stock Ownership Guidelines.   In connection with our adoption of a revised program for compensating our non-employee directors, we adopted stock ownership guidelines for our non-employee directors. These guidelines, which are set forth in full in our Corporate Governance Guidelines, require that each non-employee director own at least the lesser of 6,500 shares or $250,000 of our common stock by the later of May 31, 2011 or the fifth anniversary of the director’s election to the Board.

REPORT OF THE AUDIT COMMITTEE

The members of the Audit Committee have been appointed by the Board of Directors. The Audit Committee operates under a written charter that was amended and restated by the Board of Directors in February 2003 upon the recommendation of the Audit Committee.

The Audit Committee, among other things, assists the Board in monitoring:

•       the integrity of the Company’s financial statements;

•       the independent public accountants’ qualifications and independence; and

•       the performance of the Company’s internal audit function and independent public accountants.

Management is responsible for the Company’s internal controls and the financial reporting process in compliance with Section 404 of the Sarbanes-Oxley Act. The independent public accountants are responsible for performing an independent audit of the Company’s financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States), issuing a report on those financial statements and the Company’s system of internal control over financial reporting and reporting on management’s assessment and providing an independent attestation as of December 31, 2005. The Audit Committee monitors and oversees these processes.

In this context, the Audit Committee has reviewed and discussed the audited financial statements for fiscal 2005 with management and the independent public accountants. The Audit Committee also reviewed management’s assessment of the Company’s internal control over financial reporting and the independent public accountants’ report on management’s assessment and the effectiveness of the Company’s internal control over financial reporting. The Audit Committee discussed with management and the independent public accountants the material weaknesses identified during the course of the assessment and the audit and management’s plan to remediate them.

The Audit Committee has discussed with the independent public accountants the matters required to be discussed by the Public Company Accounting Oversight Board standards which include, among other items, matters related to the conduct of the audit of the Company’s annual financial statements. The Audit Committee has also received the written disclosures and the letter from the independent public accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with the independent public accountants the issue of their independence from the Company and management. In addition, the Audit Committee has considered and concluded that the provision of non-audit services by the independent public accountants in 2005 is compatible with maintaining the public accountants’ independence.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

Respectfully submitted by the Audit Committee,
Anthony Downs Adam Metz Thomas Nolan (Chair) Beth Stewart

STOCK OWNERSHIP

The following two tables set forth information regarding beneficial ownership of our common stock by certain persons. The information presented in these tables is based upon the most recent filings with the SEC by these persons or upon information otherwise provided by them to us. Beneficial ownership is determined according to the rules of the SEC and generally includes any shares over which a person possesses sole or shared voting or investment power and options that are currently exercisable or exercisable within 60 days. Unless otherwise noted, we believe that the beneficial owners of common stock listed below have sole voting and investment power for all shares shown. The tables list the applicable percentage ownership based on 240,646,634 shares of common stock outstanding as of March 1, 2006. Shares of common stock subject to options currently exercisable or exercisable within 60 days of March 1, 2006 are deemed outstanding for the purpose of calculating the percentage ownership of the person holding these options, but are not treated as outstanding for the purpose of calculating the percentage ownership of any other person.

Common Stock Ownership of Certain Beneficial Owners

The following sets forth, as of March 1, 2006, certain information concerning each stockholder who is known by us to beneficially own more than 5% of our outstanding common stock.

Name and Address	Number of Shares Beneficially Owned		Approximate Percent of Class
General Trust Company, as trustee	59,374,501	(1)	20.8%
300 North Dakota Avenue Suite 202 Sioux Falls, South Dakota 57104
FMR Corp.	27,100,482	(2)	11.3%
82 Devonshire Street Boston, Massachusetts 02109
Davis Selected Advisers, L.P.	14,636,118	(3)	6.1%
2949 East Elvira Road Suite 101 Tucson, Arizona 85706
Wellington Management Company, LLP	14,474,571	(4)	6.0%
75 State Street Boston, Massachusetts 02190

(1)    Based on the holder’s amendment to Schedule 13G dated February 14, 2006 which discloses that these shares are held by the reporting person solely in its capacity as trustee of trusts. The beneficiaries of the trusts are members of the Bucksbaum family which, for purposes hereof, include the spouses and descendents of Martin, Matthew and Maurice Bucksbaum, including John Bucksbaum, Chief Executive Officer and a director of the Company. Included in the number of shares beneficially owned are 45,356,493 shares of common stock issuable upon conversion of limited partnership units in GGP Limited Partnership, the Company’s operating partnership (the “Operating Partnership”), as described under “Certain Relationships and Related Party Transactions.” These units are owned by a partnership whose general partners include various trusts for which General Trust Company serves as trustee, the beneficiaries of which are the same as described above in this footnote.

(2)    Based on the holder’s amendment to Schedule 13G dated February 14, 2006 which reports the beneficial ownership of 27,100,482 shares by it and certain affiliated entities and individuals, with sole voting power with respect to 2,364,741 of those shares and sole investment power with respect to all 27,100,482 shares.

(3)    Based on the holder’s amendment to Schedule 13G dated December 31, 2005.

(4)    Based on the holder’s amendment to Schedule 13G dated February 14, 2006 which reports shared voting power with respect to 12,062,311 shares and shared investment power with respect to all 14,474,571 shares.

Equity Ownership of Management

The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 1, 2006 by each of our directors and nominees for election as directors, each of our executive officers named in the Summary Compensation Table below and all of our directors and executive officers as a group.

Directors and Executive Officers	Number of Shares Beneficially Owned		Approximate Percent of Class
Matthew Bucksbaum	3,852,860	(1)(2)	1.6%
John Bucksbaum	700,478	(1)(3)	*
Alan Cohen	21,942	(4)	*
Anthony Downs	65,004	(4)(5)	*
Bernard Freibaum	5,842,134	(6)	2.4%
Adam Metz	30,000	(4)	*
Robert Michaels	1,466,770	(4)	*
Thomas Nolan	15,000	(4)	*
John Riordan	19,069	(4)	*
Beth Stewart	31,345	(4)	*
Jean Schlemmer	274,408	(4)	*
Joel Bayer	889,086		*
All directors and executive officers as a group (14 persons)	13,316,843	(7)	5.5%

*                     Represents less than 1% of our outstanding common stock.

(1)             This amount does not include shares of common stock beneficially owned by General Trust Company (see “Common Stock Ownership of Certain Beneficial Owners” above), except as set forth in Note 2 below.

(2)             This amount includes 2,766,209 shares beneficially owned by Mr. Bucksbaum and General Trust Company as co-trustees of the Martin Bucksbaum Marital GST Trust. However, this amount excludes 16,315 shares of common stock beneficially owned by Mr. Bucksbaum’s spouse and 794,125 shares of common stock beneficially owned by the Matthew and Carolyn Bucksbaum Family Foundation, as to which Mr. Bucksbaum disclaims beneficial ownership.

(3)             This amount does not include 18,367 shares of common stock beneficially owned by Mr. Bucksbaum’s spouse and 794,125 shares of common stock beneficially owned by the Matthew and Carolyn Bucksbaum Family Foundation, as to which Mr. Bucksbaum disclaims beneficial ownership.

(4)             This amount includes shares of our common stock that such person has the right to acquire within 60 days after March 1, 2006 pursuant to stock options awarded under our incentive stock plans. These amounts are as follows: Mr. Cohen, 15,000 shares; Mr. Downs, 7,500 shares; Mr. Metz, 15,000; Mr. Michaels, 435,000 shares; Mr. Nolan, 15,000 shares; Mr. Riordan, 12,000 shares; Ms. Schlemmer, 165,400 shares; and Ms. Stewart, 7,500 shares. For our non-employee directors, these amounts include 5,000 shares with respect to which the corresponding option will expire at the annual meeting if our stockholders approve the amendment of the 2003 Plan.

(5)             This amount includes 10,404 shares beneficially owned by Mr. Downs as trustee of a trust for the benefit of his spouse.

(6)             This amount does not include an aggregate of 16,500 shares of common stock beneficially owned by Mr. Freibaum’s spouse, as to which Mr. Freibaum disclaims beneficial ownership.

(7)             This amount includes an aggregate of 690,904 shares of common stock that our directors and executive officers have the right to acquire within 60 days after March 1, 2006 pursuant to stock options awarded under our incentive stock plans.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and holders of more than 10% of our common stock to file reports with the SEC regarding their ownership and changes in ownership of our common stock. Based solely on our review of the reports furnished to us, we believe that all of our directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements during fiscal 2005, except that Joel Bayer filed late one Form 4 which reported a grant of stock options in February 2005.

EXECUTIVE OFFICERS

The executive officers of the Company are as follows:

Name	Age	Position
Matthew Bucksbaum	80	Chairman of the Board
John Bucksbaum	49	Chief Executive Officer
Robert Michaels	62	President and Chief Operating Officer
Bernard Freibaum	53	Executive Vice President and Chief Financial Officer
Jean Schlemmer	59	Chief Corporate Development Officer
Joel Bayer	42	Senior Vice President and Chief Investment Officer
Thomas D’Alesandro	52	Senior Vice President, Development
Ronald Gern	47	Senior Vice President and Assistant Secretary

We refer you to “Election of Directors” above for biographical information concerning Messrs. Matthew Bucksbaum, John Bucksbaum, Robert Michaels and Bernard Freibaum. Biographical information concerning our other executive officers is set forth below.

Jean Schlemmer served as Executive Vice President, Asset Management of the Company from April 2000 to December 2005, and has served as Chief Corporate Development Officer since January 1, 2006. In addition, Ms. Schlemmer has served and continues to serve as an officer of various of our subsidiaries and joint ventures.

Joel Bayer has served as Senior Vice President and Chief Investment Officer of the Company since May 2001, and Senior Vice President—Acquisitions of the Company from March 1998 to May 2001. Mr. Bayer has previously served as an officer of various of our subsidiaries and joint ventures. Mr. Bayer is a director of Hillcrest Bank Florida.

Thomas D’Alesandro served as Senior Vice President of Master Planned Communities from April 2005 through December 2005, and has served as Senior Vice President, Development since January 1, 2006. From 2003 to April 2005, Mr. D’Alesandro was President and Chief Executive Officer of The Woodlands Development Company, a privately-held developer of a master planned community in Texas in which we have an ownership interest. Mr. D’Alesandro was Vice President of Terrabrook and General Manager of its Eastern Region from 1997 to 2003 where he was responsible for developing Reston, Virginia, a 7,400 acre master planned community. Mr. D’Alesandro currently serves as a trustee of the Houston Symphony and a director of Houston Wilderness.

Ronald Gern has served as Senior Vice President and Assistant Secretary of the Company, and as our general counsel, since December 1997. In addition, Mr. Gern has served and continues to serve as an officer of various of our subsidiaries and joint ventures. Mr. Gern is a member and former Chairman of the ICSC Law Conference Program Committee and a member of the American College of Real Estate Lawyers.

EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

The following table discloses compensation received by our Chairman of the Board, our Chief Executive Officer and our four other most highly compensated executive officers (together, the “named executive officers”) in the three most recent years.

Summary Compensation Table

					Long Term Compensation
			Annual Compensation		Awards
Name and Principal Position	Year	Total ($)(1)	Salary ($)	Bonus ($)(2)	Restricted Stock Awards ($)(3)	Securities Underlying Options (#)	Grant Date Fair Value of Option Awards ($)(4)	All Other Compensation ($)(5)
Matthew Bucksbaum	2005	$226,200	$225,000	—	—	—	—	—
Chairman of the Board	2004	$227,200	$225,000	—	—	—	—	—
	2003	$226,200	$225,000	—	—	—	—	—
John Bucksbaum	2005	$237,700	$225,000	—	—	—	—	$10,500
Chief Executive Officer	2004	$236,938	$225,000	—	—	—	—	$9,738
	2003	$237,200	$225,000	—	—	—	—	$10,000
Robert Michaels	2005	$3,987,156	$800,000	$428,800	$1,181,400	328,923	$1,508,840	$10,500
President and Chief	2004	$2,521,970	$700,000	$361,412	$685,520	258,208	$721,150	$10,250
Operating Officer	2003	$1,155,728	$650,000	$268,270	—	179,661	$226,458	$10,000
Bernard Freibaum	2005	$4,364,653	$1,000,000	$536,001	$1,181,400	337,186	$1,539,991	$10,500
Executive Vice President	2004	$3,503,762	$900,000	$464,672	$1,028,280	343,426	$960,178	$10,250
and Chief Financial Officer	2003	$2,797,959	$850,000	$350,814	$1,015,200	339,549	$432,944	$10,000
Jean Schlemmer	2005	$960,192	$425,000	$227,800	—	65,494	$291,712	$10,500
Chief Corporate	2004	$791,590	$375,000	$193,613	—	71,951	$190,353	$10,250
Development Officer	2003	$573,117	$350,000	$136,938	—	61,068	$75,179	$10,000
Joel Bayer	2005	$898,701	$441,000	$236,376	—	42,354	$182,075	$10,500
Senior Vice President and	2004	$722,952	$420,000	$216,847	—	20,436	$32,555	$10,250
Chief Investment Officer	2003	$1,547,763	$400,000	$165,089	$761,400	137,796	$175,174	$10,000

(1)             Consists of the sum of the dollar compensation amounts reflected in the table; dividends paid with respect to shares of restricted stock; personal benefits provided to named executive officers which consist of reimbursement of certain travel expenses deemed to be personal expenses and auto allowances, and which are not otherwise required to be included in the table under current SEC rules due to the limited dollar amount involved; and the value of grants of preferred stock ownership interests in certain entities in which we have an interest (see “Certain Relationships and Related Party Transactions”).

(2)             Bonuses represent amounts earned under the CVA Plan for the year shown that are paid in the following year. See “Report of the Compensation Committee on Executive Compensation” for a description of the CVA Plan.

(3)             This amount represents the dollar value of the restricted stock award, based upon the closing price per share of our common stock on the date of grant. The chart below sets forth additional information about the restricted stock awards in 2003 through 2005 to each of our named executive officers who received restricted stock. All awards vested 100% on the date of grant, but could not be sold until the first anniversary of the date of grant, except for the 2003 restricted stock award to Mr. Bayer which vested in increments of one-third on each of the first through third anniversaries of the date of grant. Dividends are paid on unvested shares.

	Grant Date	# of Shares Granted	# of Restricted Shares at 12/31/2005	Value of Restricted Shares at 12/31/2005(*)
Michaels
2005	2/9/2005	33,000	33,000	$1,550,670
2004	2/11/2004	22,000	—	—
Freibaum
2005	2/9/2005	33,000	33,000	$1,550,670
2004	2/11/2004	33,000	—	—
2003	2/14/2003	60,000	—	—
Bayer
2003	2/4/2003	45,000	15,000	$704,850

*                     Based upon the closing price per share of our common stock on December 30, 2005 (the last trading day in 2005).

(4)             This dollar amount represents the grant date fair value of the options included in the table. The fair values of options granted under the 2003 Plan and our 1993 Stock Incentive Plan (which terminated on April 4, 2003), as well as 2003 grants under the 1998 Plan, were estimated using the Black-Scholes option pricing model. The fair values of options granted in 2004 and 2005 under the 1998 Plan were estimated using the binomial method. Use of these option pricing models should not be construed as an endorsement of the accuracy of these models. The following assumptions were used in determining these values:

	2005	2004	2003
Risk-free interest rate	3.40%	3.39%	4.28%
Dividend yield	4.00%	6.09%	6.21%
Expected volatility	21.61%	20.10%	16.95%
Expected life	5.0 years	5.0 years	9.9 years

(5)             This amount represents the matching contribution under the Company’s 401(k) plan.

Option Grants

The following table provides information on all option grants to the named executive officers during 2005.

Option Grants in 2005

Name	Number of Securities Underlying Options Granted(#)	Percent of Total Options Granted to Employees in Fiscal Year(1)	Exercise or Base Price Per Share(2)	Expiration Date	Grant Date Present Value(3)
Matthew Bucksbaum	—	—	—	—	—
John Bucksbaum	—	—	—	—	—
Robert Michaels	300,000	13.0%	$35.41	2/9/2010	$1,399,800
	28,923	1.3%	$35.41	2/9/2010	$109,040
Bernard Freibaum	300,000	13.0%	$35.41	2/9/2010	$1,399,800
	37,186	1.6%	$35.41	2/9/2010	$140,191
Jean Schlemmer	50,000	2.2%	$35.41	2/9/2010	$233,300
	15,494	0.7%	$35.41	2/9/2010	$58,412
Joel Bayer	25,000	1.1%	$35.41	2/9/2010	$116,650
	17,354	0.8%	$35.41	2/9/2010	$65,425

(1)    Options to purchase an aggregate of 2,300,000 shares of our common stock were granted to employees in 2005.

(2)    The first option grant listed for each individual was granted pursuant to the 2003 Plan and vests in increments of one-fifth on each of the grant date and the first through fourth anniversaries of the grant date. The second option grant listed for each individual consists of threshold-vesting stock options (“TSOs”) granted pursuant to the 1998 Plan which vest if shares of our common stock attain and sustain a threshold market price of $49.66 per share for at least 20 consecutive trading days at any time over the five years following the date of grant (i.e., on or before February 9, 2010). None of these TSOs have vested as of March 24, 2006, and, once vested, the TSOs are exercisable for only 30 days.

(3)    This dollar amount represents the grant date fair value of the options included in the table. See Note 4 to the Summary Compensation Table on page 16 for an explanation of the methods and assumptions used for this calculation.

Option Exercises and Year-End Values

The following table provides information on option exercises under all plans during 2005 by each of the named executive officers, the number of shares underlying each of such officer’s unexercised options and the value of each of such officer’s unexercised in-the-money options at December 31, 2005.

Aggregated Option Exercises in Last Fiscal Year and
Fiscal Year-End Option Values

	Shares Acquired on	Value	Number of Securities Underlying Unexercised Options at Year-End		Value of Unexercised In-The-Money Options at Year-End
	Exercise(#)	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Matthew Bucksbaum	—	—	—	—	—	—
John Bucksbaum	24,000	$560,880	—	—	—	—
Robert Michaels	78,208	$1,700,608	240,000	493,923	$4,865,148	$8,004,152
Bernard Freibaum	328,426	$5,010,576	—	637,186	—	$11,544,912
Jean Schlemmer	40,781	$811,483	106,400	115,494	$2,933,737	$2,017,101
Joel Bayer	49,436	$781,408	—	85,354	—	$1,883,119

On December 30, 2005 (the last trading day of 2005), the closing price per share of our common stock on the New York Stock Exchange was $46.99.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The Company’s executive compensation program is administered by the Compensation Committee of the Board of Directors, whose current members are Alan Cohen (Chair), Adam Metz, John Riordan and Beth Stewart.

The Compensation Committee’s responsibilities include:

•       determining the level of compensation paid to our Chief Executive Officer;

•       reviewing and approving the compensation for the other executive officers and certain accounting and internal audit personnel of the Company; and

•       approving awards under, and administering, our Employee Stock Purchase Plan, the CVA Plan, the 1998 Plan, the 2003 Plan and all other incentive-compensation or equity-based plans which the Company may adopt from time to time.

Executive Compensation Policy.   The objectives of the Company’s executive officer compensation program are to:

•       recruit, motivate and retain highly qualified individuals;

•       provide our executive officers with a competitive compensation package; and

•       align the interests of our executive officers with the interests of our stockholders.

In furtherance of these objectives, our executive compensation program is designed to reward the attainment of annual performance goals, sustained profitable long-term growth and exceptional individual performance. The three components of our executive compensation program are a base salary, annual cash and stock bonus and other stock based compensation. Each of these components is described separately below, including a discussion of how each component fits into our overall compensation objectives. The description below focuses on our executive officers other than Matthew Bucksbaum and John Bucksbaum, whose compensation is discussed separately thereafter.

Base Salary.   In approving the base salary paid to each of our executive officers for fiscal 2005, the Compensation Committee reviewed the current compensation of each of the executive officers and the recommendation of our CEO. The Committee considered such factors as a subjective assessment of the position, the contribution and experience of the executive officer, and the length of the executive officer’s service to the Company.

Annual Bonus.   The second component of our executive compensation program consists of a performance-based annual bonus comprised of both cash and stock options. These bonuses have been determined in accordance with our CVA Plan since its adoption in 1998. To date, all of our executive officers (except for Matthew Bucksbaum and John Bucksbaum) have been designated by the Compensation Committee as participants under the CVA Plan. The purpose of the CVA Plan is to provide additional incentive compensation to participants by relating the financial reward of such participants to the increase in the value of the Company realized by its stockholders. In general, “cash value added” or “CVA” is determined to be the excess of net operating income over a capital charge that is intended to represent the return expected by the providers of the Company’s capital.

The CVA Plan provides a target incentive award generally ranging from between 1% and 50% of salary for all participants, with the target for executive officers generally equal to the top of that range. Under the CVA Plan, the annual bonus award for an executive officer participant for a particular year is generally equal to base salary times the target incentive award times the Company’s performance factor (although the Compensation Committee may retain the discretion to determine whether a participant receives all or a portion of such award). For executive officers, the Company’s performance factor is determined solely by reference to the amount of improvement or deterioration in CVA measured against established targets based, in part, on prior Company performance. The Company performance factor calculation will produce an amount in excess of the target incentive award if such performance factor exceeds targeted CVA and will produce an amount which is less than the target incentive award if such performance factor is less than targeted CVA.

The CVA Plan provides the opportunity for enhanced bonuses, but also uses a “bonus bank” feature to ensure that increases in CVA are sustained before extraordinary bonus awards are paid out. Each year, two-thirds of any annual bonus award in excess of 125% of the target incentive award is added to the outstanding bonus bank balance. The bonus paid to a participant is equal to the annual bonus award for the year, up to a maximum of 125% of the target incentive award. In addition, amounts added to the bonus bank in any year generally are paid in equal installments over the following two years.

The 1998 Plan generally has been integrated with the CVA Plan. Under the 1998 Plan, the Compensation Committee is authorized to grant to employees of the Company, its subsidiaries and affiliates, stock incentive awards in the form of TSOs. In a particular year, the aggregate number of TSOs to be granted under the 1998 Plan is established by the Compensation Committee, based upon the recommendation of the Chief Executive Officer. The number of TSOs to be granted to an executive officer participant is then determined by:

•       calculating the executive officer participant’s annual bonus award under the CVA Plan;

•       calculating the annual bonus awards under the CVA Plan for all CVA Plan participants eligible to receive TSOs;

•       determining the executive officer participant’s percentage of the aggregate annual bonus awards under the CVA Plan for all CVA Plan participants eligible to receive TSOs and multiplying such percentage by two; and

•       multiplying the executive officer participant’s resulting percentage times the total number of TSOs to be awarded to determine the number of TSOs to be awarded to the participant.

The vesting of a TSO is intended to occur following long-term appreciation in the Company’s common stock price. Accordingly, a TSO vests after the fair market value of a share of our common stock has sustained a target price level for at least 20 consecutive trading days within the five-year period following the date of grant of the option. The target price level which triggers vesting of the TSOs is generally equal to a price which assumes a 7% per year appreciation in the value of our common stock from the date of grant during the five-year term of the option.

Compensation under the 1998 Plan is intended to reinforce the attainment of annual performance goals while encouraging sustained profitable long-term growth. We believe that the 1998 Plan accomplishes this by providing a portion of annual compensation in options to purchase common stock, the vesting of which is tied directly to a sustained increase in our economic value to our stockholders. By doing so, the 1998 Plan aligns the interests of our executive officers and management employees with those of our stockholders.

Other Awards.   The third and final component of our executive compensation program consists of periodic grants of stock, stock options and restricted stock. Stock option awards under the 2003 Plan are an important element of our compensation program and are generally made to our executive officers either as an inducement to join the Company or in recognition of exceptional performance. Particular awards have generally been made without specific reference to any aspect of the Company’s performance at such time. Rather, the Chief Executive Officer has recommended to the Compensation Committee the size of a particular award based upon a subjective assessment of factors such as job responsibilities undertaken and efforts expended on behalf of the Company, contributions to the Company and leadership qualities. Options granted to executive officers pursuant to the 2003 Plan have an exercise price equal to the fair market value of the common stock on the date of grant, are for five-year terms and generally vest in 20% increments commencing on the date of grant.

From time to time, the Compensation Committee has awarded restricted stock under the 2003 Plan to our executive officers in recognition, primarily, of exceptional performance and as a means of rewarding, motivating and retaining the leadership talent essential for the Company’s success. The terms of these stock awards have varied from individual to individual. The Company granted awards of an aggregate of 66,000 shares of restricted stock to our executive officers under the 2003 Plan during 2005.

Compensation of John and Matthew Bucksbaum.   The Compensation Committee historically has not used compensation as the mechanism for rewarding the performance of our Chief Executive Officer. The compensation of our Chief Executive Officer was originally established at a subjective level prior to the Company’s initial public offering in 1993, and has not been adjusted since 1999.

Although the Compensation Committee would have approved increases in the Chief Executive Officer’s annual compensation during this seven year period, John Bucksbaum has consistently advised the Compensation Committee that he does not believe additional compensation is appropriate given his direct ownership of our common stock as well as the interests he and his family have as beneficiaries of trusts which are direct and indirect owners of both our common stock and interests in the Operating Partnership. Through this ownership he receives, directly and indirectly, dividends and stock price appreciation. The Compensation Committee recognized the unique position occupied by John Bucksbaum by virtue of the combined direct and indirect beneficial ownership by John and the Bucksbaum family of approximately 21.4% of our common stock, including shares of common stock issuable upon conversion of the common units of limited partnership interest in the Operating Partnership. See “Stock Ownership—Common Stock Ownership of Certain Beneficial Owners,” “Stock Ownership—Equity Ownership of Management,” and “Certain Relationships and Related Party Transactions.” Mr. Bucksbaum believes, and the Compensation Committee concurs, that no additional annual compensation could better align Mr. Bucksbaum’s interests with the interests of our stockholders or provide the incentive and motivation already provided to Mr. Bucksbaum through the above-mentioned direct and indirect beneficial ownership of common stock and Operating Partnership interests. Accordingly, the compensation paid to John Bucksbaum during 2005 was not based upon, and had no specific relation to, the Company’s performance during such period.

With respect to the compensation of Matthew Bucksbaum, historically Mr. Bucksbaum’s salary and bonus were limited at his request and the Compensation Committee has continued the practice of maintaining his salary at its existing level and of not awarding any annual bonus amounts.

Internal Revenue Code Section 162(m).   As one of the factors in its review of compensation matters, the Compensation Committee considers the anticipated tax treatment to the Company and to our executives of various payments and benefits. The deductibility of some types of compensation payments depends upon the timing of an executive’s vesting or exercise of previously granted rights. Furthermore, interpretations of and changes in the tax laws and other factors beyond the Compensation Committee’s control also affect the deductibility of compensation. For these and other reasons, the Committee will not necessarily limit executive compensation to that deductible under Section 162(m) of the Internal Revenue Code. The Compensation Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

Respectfully submitted by the Compensation Committee,

Alan Cohen (Chair)
Adam Metz
John Riordan
Beth Stewart

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Certain Relationships

The Company is the general partner of the Operating Partnership and is currently the owner of approximately 82% of the common units of partnership interest in the Operating Partnership. A partnership whose partners consist of certain trusts, the beneficiaries of which are members of the Bucksbaum family, and General Growth Companies, Inc., which is described above, is a limited partner of the Operating Partnership which owns approximately 16% of the common units of partnership interest in the Operating Partnership. As of December 31, 2005, the common units of partnership interest held by limited partners were convertible into approximately 53,061,894 shares of our common stock.

Certain of our executive officers, and other employees receive as additional compensation, from time to time, a preferred stock ownership interest in one or more private REITs in which the Company and/or the Operating Partnership has an interest. Preferred Stock ownership interests are issued to satisfy certain Internal Revenue Code REIT requirements; including those that require that a REIT have at least one hundred stockholders. No individual’s or trust’s ownership interest in, or dividends on, such preferred stock exceeds $60,000 at any time. Certain trusts for the benefit of the Bucksbaums have purchased, from time to time, a preferred stock ownership interest in such private REITs.

Related Party Transactions

In 2003, the Company adopted a Code of Business Conduct and Ethics (the “Code of Conduct”), which is posted on the Company’s website at www.generalgrowth.com in the “Investment” section under the “Corporate Governance” heading, or available by writing to our Director of Investor Relations at our principal executive offices. The Code of Conduct prohibits, as a matter of policy, conflicts of interest. Conflicts of interest are broadly defined to include any situation where a person’s private interest interferes in any way with the interests of the Company. In addition, the Code of Conduct prohibits direct or indirect personal loans to executive officers and directors.

Historically, the Company had three categories of related party transactions: loans to certain officers; a service contract with a company owned by Beth Stewart, one of the Company’s directors, described above under the heading “Governance of the Company;” and a contract to use airplanes with a company owned by the Chairman of the Company’s Board, all of which have been terminated at this time. The Company has not entered into any new related party transactions and would do so only if such transaction did not violate the Code of Conduct or such transaction was approved by the Board of Directors of the Company.

The loan program for executive officers was terminated on April 30, 2002. On that date all loans were restructured and the amounts outstanding were represented by new promissory notes in the aggregate principal amount of $6,390,000 in the case of Mr. Freibaum, $2,000,000 in the case of Mr. Michaels, and $1,210,571, in the case of Mr. Bayer. The largest aggregate amount of debt outstanding during the 2005 fiscal year with respect to Mr. Freibaum’s note was $4,290,000, Mr. Michaels’ note was $761,905 and Mr. Bayer’s note was $749,401. During 2005, all of these loans were repaid in full, and as a result, as of the date hereof, no amounts were outstanding on these notes. All of these notes bore interest at a rate per annum equal to LIBOR plus 125 basis points and were full recourse to the executive officers.

General Growth Companies, Inc., a Delaware corporation whose sole stockholder and director is Matthew Bucksbaum, owned undivided interests in two airplanes which were used during January through May 2005 for business travel by certain of our executive officers, employees and third parties on Company business. Aircraft expenses incurred and paid by us to General Growth Companies, Inc. in connection with such business travel during 2005 were $509,692. Aircraft expenses paid were based on the actual costs of such travel and did not include any fee to General Growth Companies, Inc.

In May and June 2005 the Company purchased the interests in these two airplanes from General Growth Companies, Inc. The purchase was approved by the Board of Directors of the Company. The purchase price was $2,812,500 and was based on an independent third party fair market valuation from Net Jets, Inc. As a result of the purchase, the Company will no longer incur or pay aircraft expenses to General Growth Companies, Inc.

PERFORMANCE GRAPH

The graph below compares the five-year cumulative total stockholder return assuming the investment of $100 on January 1, 2001 (and the reinvestment of dividends thereafter) in each of General Growth’s common stock, the S&P 500 Stock Index, the NAREIT All Equity REIT Index and General Growth’s peer group (the “Peer Group”). The Peer Group is comprised of General Growth, CBL & Associates Properties, Inc., The Macerich Company, Taubman Centers, Inc., Pennsylvania Real Estate Investment Trust, Simon Property Group, Inc., Glimcher Realty Trust and The Mills Corporation. The comparisons in the graph below are not intended to forecast the possible future performance of our common stock.

Total Return Performance

	Period Ending
Index	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05
General Growth Properties, Inc.	100.00	113.93	161.76	272.31	370.24	500.38
S&P 500	100.00	88.11	68.64	88.33	97.94	102.74
NAREIT All Equity REIT Index	100.00	113.93	118.29	162.21	213.43	239.39
General Growth Peer Group	100.00	134.08	169.95	258.28	369.79	430.27

INDEPENDENT PUBLIC ACCOUNTANTS

Set forth below is a description of the fees paid by the Company to Deloitte & Touche LLP for the audit of the Company’s consolidated financial statements for the fiscal years ended December 31, 2005 and 2004 and fees billed for other services rendered by Deloitte & Touche LLP for those periods. Representatives of Deloitte & Touche LLP are expected to be present at the annual meeting to respond to appropriate questions and to make a statement should they so desire.

Fees Billed By Independent Public Accountants

Total fees billed, or to be billed, to the Company by Deloitte & Touche LLP for fiscal years ended December 31, 2005 and 2004 aggregated $6,728,000 and $3,832,000, respectively, and were comprised of the following:

Audit Fees.   The aggregate fees billed for services rendered in connection with the audits of the Company’s annual financial statements and internal controls over financial reporting in 2005, audits of certain consolidated and unconsolidated affiliates of the Company, including The Rouse Company LP, reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q and consents for the fiscal year ended December 31, 2005 and 2004 were $5,481,000 and $2,452,000, respectively.

Audit-Related Fees.   The aggregate fees billed for audit-related services for the fiscal years ended December 31, 2005 and 2004, were $565,000 and $311,000, respectively. These fees related to audits in connection with acquisitions, audits of the Company’s retirement savings plan, stand-alone audits required by certain lenders of the Company, operating expense audits required by tenants of several of the Company’s properties and Sarbanes-Oxley Act Section 404 advisory services.

Tax Fees.   The aggregate fees billed for tax fees—preparation and compliance for the fiscal years ended December 31, 2005 and 2004 were $682,000 and $725,000, respectively. The aggregate fees billed for tax fees—other for the fiscal years ended December 31, 2005 and 2004 were $0 and $344,000, respectively. Tax fees—other related to tax planning services and federal and state tax consultation.

All Other Fees.   There were no fees billed for any other services for the fiscal years ended December 31, 2005 and 2004.

Audit Committee’s Pre-Approval Policies and Procedures

In February 2003, the Board of Directors, upon the recommendation of the Audit Committee, adopted an amended and restated Audit Committee Charter which requires the Audit Committee to pre-approve all auditing services and permitted non-audit services (including the fees and terms associated with such services) to be provided by independent auditors, subject to certain de minimis exceptions for non-audit services which are approved by the Audit Committee prior to the completion of the audit. Pre-approval is typically provided at regularly scheduled Audit Committee meetings, but the Audit Committee has delegated to its Chair the authority to grant specific pre-approval between meetings as necessary, provided the matter is then presented to the full Audit Committee at the next scheduled meeting. The Audit Committee has granted pre-approval for routine and recurring audit, non-audit and tax services, in each case with fees less than $10,000, so long as the services are directly related to the performance of specifically pre-approved services and the performance and cost of each such service is promptly reported to the Audit Committee. Under the policies adopted by the Audit Committee, if the invoice for a previously approved service materially exceeds the estimated fee or range of fees, the Committee or its Chair must approve such excess amount prior to payment of the invoice and the Company’s independent auditors have been informed of this policy.

In pre-approving the services generating fees in 2005, the Audit Committee has not relied on the de minimis exception to the SEC pre-approval requirements applicable to audit-related, tax and all other permitted non-audit services.

PROPOSAL 2—APPROVAL OF AMENDMENT TO 2003 PLAN

We are asking our stockholders to approve the amendment of the 2003 Plan. Under the rules of the New York Stock Exchange, a material revision to an equity compensation plan requires stockholder approval. If approved by our stockholders, the amendment of the 2003 Plan will:

•       Provide for an annual award of 1,500 shares of restricted stock to our non-employee directors (in lieu of an annual grant of stock options).

As discussed under the heading “Compensation of Directors” on page 9, in connection with our annual review of non-employee director compensation, we determined that it is desirable to grant our non-employee directors an annual award of 1,500 shares of restricted stock in lieu of the existing annual grant of an option to purchase 7,500 shares of our common stock. The amendment of the 2003 Plan revises Section 10 to effect this change and to similarly change the award granted to each non-employee director upon joining the Board from a grant of an option to an award of restricted stock.

•       Permit all issuances under the plan to be effected electronically.

The use of electronic delivery of shares continues to increase, and an increasing number of shares are held in electronic form, rather than being evidenced by a physical certificate. The amendment of the 2003 Plan will enable the Company to take advantage of technological advancements in share issuance procedures and the corresponding cost savings.

The Board is not proposing any other changes in the terms of the 2003 Plan at this time.

The 2003 Plan was originally approved by our stockholders at our 2003 annual meeting. The Board believes that the 2003 Plan continues to play an important role in our efforts to attract and retain non-employee directors and employees of outstanding ability and encourages these individuals to take into account the long-term interests of the Company and our stockholders, and that the amendment furthers these objectives. Accordingly, the Board approved the amendment of the 2003 Plan and provided that it will become effective upon approval by our stockholders. Approval of the amendment requires the affirmative vote of a majority of the shares of common stock represented at the meeting in person or by proxy and entitled to vote. If the stockholders do not approve the amendment of the 2003 Plan, each non-employee director will continue to receive a grant of an option to purchase 7,500 shares upon initially joining the Board and thereafter an annual grant of an option to purchase 7,500 shares of our common stock during his or her tenure on the Board.

The following summary of the material terms of the 2003 Plan incorporates the amendment. The summary is not complete, however, and is qualified by the terms of the 2003 Plan, as it is proposed to be amended. For your convenience and reference, we have integrated the terms of the existing 2003 Plan and the amendment into one amended and restated document which is attached to this proxy statement as Appendix A.

Purpose of the 2003 Plan

The purposes of the 2003 Plan are to promote the interests of the Company, its subsidiaries and affiliates and its stockholders by using equity interests in the Company to attract, retain and motivate its officers, employees and directors and to encourage and reward their contributions to the Company’s performance and profitability.

Shares Available Under the 2003 Plan

The maximum aggregate number of shares of common stock available for issuance under the 2003 Plan is 9,000,000, subject to customary adjustments to prevent dilution. Shares subject to an award may be authorized but unissued, or reacquired, shares of common stock or treasury stock. If an award expires or becomes unexercisable without having been exercised in full, the unpurchased shares that were subject to the award will become available for future grant under the 2003 Plan. Shares that have actually been issued under the 2003 Plan will not be returned to the 2003 Plan and will not be available for future distribution under the 2003 Plan.

The Compensation Committee may grant awards under the 2003 Plan until awards covering all shares of common stock authorized for issuance pursuant to the plan have been issued or the 2003 Plan expires or is terminated. As of March 17, 2006, 5,450,500 shares were available for future grants under the 2003 Plan.

2003 Plan Administration

The 2003 Plan is administered by the Compensation Committee, which must be comprised of two or more of our directors who qualify as “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934. The Compensation Committee has the exclusive authority to select participants in the 2003 Plan, determine the types of awards, the number of shares subject to an award and the terms, conditions and restrictions applicable to awards (with the exception of the non-discretionary awards granted to non-employee directors), as well as to establish rules and guidelines relating to the 2003 Plan and to take such other action as may be necessary for the proper administration of the 2003 Plan.

Eligibility

Employees and officers of the Company, its subsidiaries and designated affiliates who are responsible for or contribute to the management, growth and profitability of the Company are eligible for selection by the Compensation Committee to be granted awards under the 2003 Plan. As of March 1, 2006, approximately 5,200 employees were eligible to receive awards under the 2003 Plan. Awards may also be granted to individuals offered employment by the Company, its subsidiaries and designated affiliates, provided that an award to any such individual will be forfeited if he or she does not accept the offer of employment within a specified period of time. Non-employee directors of General Growth are eligible to receive automatic, non-discretionary restricted stock awards. Currently, six non-employee directors of General Growth are eligible to receive such awards.

Employee Restricted Stock

Awards of Restricted Stock.   Shares of restricted stock may be issued either alone or in addition to stock options granted under the 2003 Plan or cash awards made outside of the 2003 Plan. The Compensation Committee will determine the employees to whom it will award restricted stock and will advise the recipient, by means of an award agreement, of the terms, conditions and restrictions related to the offer, the number of shares to be awarded, the time or times within which the award may be subject to forfeiture and any other terms and conditions of the award. The provisions of restricted stock awards need not be the same with respect to each recipient.

Restriction Period.   During a restricted period set by the Compensation Committee, the recipient of restricted stock will not be permitted to sell, assign, transfer, pledge or otherwise encumber the shares of restricted stock. The Compensation Committee may provide for the lapse of such restrictions in installments or otherwise and may accelerate or waive such restrictions based on a period of service of the recipient, performance of the recipient or of the Company or such other factors as the Compensation Committee may determine, provided that:

•       with respect to awards of restricted stock designated as “performance-based,” no restrictions may lapse or be waived or accelerated until at least twelve months have elapsed following the date of grant; and

•       with respect to awards of restricted stock which are not designated as “performance-based,” the restrictions may not lapse any sooner than one-third on the date of grant and one-third of each of the first and second anniversaries of the date of grant.

Rights as a Stockholder.   A recipient of restricted stock will possess all of the rights of a stockholder of the Company, including the right to vote and receive dividends. The Compensation Committee may, however, require that the certificates representing shares of restricted stock be held in custody by the Company until the restrictions have lapsed.

Termination of Employment.   Generally, upon termination of employment for any reason during the restricted period, the recipient will forfeit the right to the shares of restricted stock to the extent that the applicable restrictions have not lapsed at the time of such termination.

Director Restricted Stock Awards

The 2003 Plan provides for an annual award of 1,500 shares of restricted stock to each non-employee director of General Growth who then holds office following the certification of the director election results from each annual meeting of our stockholders. Each non-employee director, upon joining the Board of Directors, will also receive an award of 1,500 shares of restricted stock. Each award of restricted stock will vest one-third on the date of grant and one-third on each of the first and second anniversaries of the date of grant. Vesting will be accelerated upon the director’s retirement or the failure of the director to be re-nominated for election to the Board upon expiration of the director’s current term in office. The other provisions of the 2003 Plan, including those applicable to employee restricted stock awards generally, also govern director restricted stock awards.

Stock Options

Types.   Stock options may be granted under the 2003 Plan in the form of incentive stock options or non-qualified stock options. Incentive stock options may be granted only to employees of the Company and its subsidiaries.

Notwithstanding their designation, a participant’s incentive stock options will be treated as non-qualified stock options to the extent that the aggregate fair market value of the shares with respect to which incentive stock options are exercisable for the first time by the participant during any calendar year exceeds $100,000. The fair market value of the shares will be determined as of the date the option with respect to such shares was granted.

Fair Market Value.   Under the 2003 Plan, the “fair market value” of a share of our common stock is the average of the highest and lowest sales prices of the common stock reported on the New York Stock Exchange on the relevant date of determination.

Exercise Price.   The per share exercise price for shares underlying stock options will be determined by the Compensation Committee, provided that the exercise price must be at least equal to 100% of the fair market value per share of common stock on the date of grant. On March 22, 2006, the fair market value per share of our common stock was $49.64. In the case of an incentive stock option granted to an employee who, at the time of grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, the per share exercise price must be at least equal to 110% of the fair market value per share of common stock on the date of grant.

Prohibition on Repricing.   The Compensation Committee may not reprice any stock options granted under the 2003 Plan without the approval of stockholders. This prohibition applies to repricings effected directly, by lowering the exercise price of an outstanding stock option, or indirectly, by canceling an outstanding stock option and granting a replacement stock option with a lower exercise price.

Term of Option; Vesting.   The term during which a stock option may be exercised will be determined by the Compensation Committee, provided that no stock option will be exercisable more than 10 years from the date of grant. In the case of an incentive stock option granted to an employee who, at the time of grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, the term of such stock option may not be more than 5 years. The Compensation Committee has full authority to determine the vesting period or limitation or waiting period with respect to any stock option granted to a participant or the shares purchased upon exercise of such option. In addition, the Compensation Committee may, for any reason, accelerate the exercisability of any stock option.

Method of Payment.   The Compensation Committee will determine the acceptable form and method of payment for exercising a stock option, provided that the acceptable form and method of payment for exercising an incentive stock option will be determined at the time of grant. Subject to the Compensation Committee’s determination in each case, acceptable forms of payment may include, but are not limited to, cash, the delivery of other shares of the Company’s common stock already owned by the participant which have been held for a minimum period of six months (“mature shares”) and which have a fair market value on the date of exercise equal to the aggregate exercise price, or any combination of the foregoing.

Cash-Out Option.   The Compensation Committee may offer to buy out a participant’s options by paying a participant cash in an amount equal to the difference between the exercise price of the shares subject to the option and the fair market value of such shares.

No Rights as a Stockholder.   An option holder will have no rights as a stockholder of the Company with respect to shares of common stock covered by a stock option until he or she has exercised the option and has paid in full the exercise price for the purchased shares.

Termination of Employment.   If a participant’s employment terminates by reason of a “disability” (as defined in the 2003 Plan), the vested portion of any stock option held by such person may generally be exercised for a period equal to the shorter of three years from the date of termination or the remaining term of the option.

If a participant’s employment terminates by reason of death, the vested portion of any stock option held by such person may generally be exercised for a period equal to the shorter of one year from the date of death or the remaining term of the option. If a participant’s employment terminates by reason of disability or death, any incentive stock option which is exercised after the exercise period permitted by Section 422 of the Code will be treated as a non-qualified stock option.

If a participant’s employment terminates by reason of “retirement” (as defined in the 2003 Plan), the vested portion of any non-qualified stock option held by such person may generally be exercised for a period equal to the shorter of three years from the date of termination or the remaining term of the non-qualified stock option, and the vested portion of any incentive stock option held by such person may generally be exercised for a period equal to the shorter of three months from the date of termination or the remaining term of the incentive stock option.

If a participant is terminated for “cause” (as defined in the 2003 Plan), any unexercised portion of any option held by such person generally terminates immediately and is no longer exercisable.

If a participant’s employment terminates for any reason other than disability, death, retirement or “cause,” the vested portion of any non-qualified stock option held by such person may generally be exercised for a period equal to the shorter of one year from the date of termination or the remaining term of the non-qualified stock option, and the vested portion of any incentive stock option held by such person may generally be exercised for a period equal to the shorter of three months from the date of termination or the remaining term of the incentive stock option.

Transferability of Awards

Unless otherwise provided by the Compensation Committee in the award agreement, stock options and unvested shares of restricted stock granted under the 2003 Plan may not be sold, pledged, assigned or disposed of in any manner, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder (collectively, “ERISA”)). Stock options granted under the 2003 Plan may be exercised, during a participant’s lifetime, only by the participant, his or her guardian or legal representative, or an alternate payee pursuant to a qualified domestic relations order.

Change in Control

In the event of a “change in control” of the Company, a recipient will become 100% vested in his or her stock options and the restrictions applicable to any shares of restricted stock will lapse and such shares will become fully vested and transferable.

Under the 2003 Plan, a “change in control” means, with certain exceptions:

•       any acquisition or series of related acquisitions, after the effective date of the 2003 Plan, resulting in any person, entity or group beneficially owning 20% or more of either the outstanding shares of the Company’s common stock or the combined voting power of outstanding securities entitled to vote generally in the election of the Board of Directors;

•       any stockholder-approved reorganization, merger or consolidation of the Company with any other person, entity or corporation, under certain circumstances;

•       the sale or other disposition by the Company of all or substantially all of its assets;

•       the approval by our stockholders of a complete liquidation or dissolution of the Company; or

•       a change in the composition of the Board of Directors such that members of the incumbent Board or their nominees cease for any reason to constitute at least a majority of the Board.

Termination, Amendment and ERISA Status

The 2003 Plan will remain in effect until May 2013, unless terminated earlier by the Board of Directors. The 2003 Plan provides that the Board may generally amend, alter, suspend or terminate the 2003 Plan and, subject to the prohibition on the repricing of stock options as discussed above, the Compensation Committee may prospectively or retroactively amend any or all of the terms of awards granted under the 2003 Plan, so long as any such amendment does not impair the rights of any recipient without the recipient’s consent. Stockholder approval is required for any material amendment to the 2003 Plan, including any increase in the number of shares authorized for issuance under the 2003 Plan or any amendment necessary to comply with Section 422 of the Code.

The 2003 Plan is not subject to the provisions of ERISA.

Antidilution Provisions

Subject to any required stockholder approval, the number of shares of common stock covered by each outstanding award (and the purchase or exercise price thereof), and the number of shares of common stock which have been authorized for issuance under the 2003 Plan but as to which no awards have been granted, will be proportionately adjusted to prevent dilution or enlargement of rights in the event of any stock split, stock dividend, combination or reclassification of the common stock or other relevant capitalization change.

Plan Benefits

Future awards under the 2003 Plan are not determinable at this time because awards are made at the discretion of the Compensation Committee. Awards granted to the named executive officers in 2005 are set forth above under “Executive Compensation—Option Grants—Option Grants in 2005.” All executive officers as a group, all non-executive directors as a group and all employees, other than the executive officers, received the awards set forth in the table below under the 2003 Plan during 2005. The vesting period or limitation or waiting period with respect to when these options may be exercised is determined by the Compensation Committee, provided that no stock option will be exerciseable more than 10 years from the date of grant.

Name	Number of Options
All executive officers as a group	766,000
Non-Executive Director Group	45,000
Non-Executive Officer Employee Group	600,000

Equity Compensation Plan Information

The following table provides information about our equity compensation plans as of December 31, 2005.

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercis of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	3,649,316	$30.42	12,207,735 (2)
Equity compensation plans not approved by security holders(3)	—	—	284,339
Total	3,649,316	$30.42	12,492,074

(1)    Includes shares of common stock under the 1993 Stock Incentive Plan (which terminated on April 4, 2003), the 1998 Plan and the 2003 Plan.

(2)    Includes 6,645,500 shares of common stock available for issuance under the 2003 Plan and 5,562,235 shares of common stock available for issuance under the 1998 Plan.

(3)    Represents shares of common stock under our Employee Stock Purchase Plan, which was adopted by the Board of Directors in November 1998. Under the Employee Stock Purchase Plan, eligible employees make payroll deductions over a six-month period, at which time the amounts withheld are used to purchase shares of common stock at a purchase price equal to 85% of the lesser of the closing price of a share of common stock on the first or last trading day of the purchase period. Purchases of common stock under the Employee Stock Purchase Plan are made on the first business day of the next month after the close of the purchase period. Under New York Stock Exchange rules then in effect, stockholder approval was not required for the Employee Stock Purchase Plan because it is a broad-based plan available generally to all employees.

Tax Withholding

The obligations of the Company under the 2003 Plan are conditioned upon proper arrangements being in place with participants in the 2003 Plan for the payment of withholding tax obligations. Unless otherwise determined by the Compensation Committee, withholding tax obligations may be settled with shares of common stock, including shares that are part of the award that gives rise to the withholding obligation.

Prohibition on Loans to Insiders

The Company may not lend funds to any participant for the purpose of paying the exercise price or purchase price associated with any award or for the purpose of paying any taxes associated with the exercise or vesting of an award.

Certain Federal Income Tax Consequences

The following is a brief summary of the principal federal income tax consequences of the grant and exercise of stock options awarded under the 2003 Plan and the subsequent disposition of shares acquired upon such exercise. Also discussed are the tax consequences of the award of shares of restricted stock. This summary is not intended to be exhaustive and does not describe all federal, state or local tax laws. We cannot assure you that these laws and regulations will not change in the future.

Taxation of Non-Qualified Stock Options.   Non-qualified stock options are not intended to qualify under Section 422 of the Code. A participant will not recognize any income and the Company will not recognize any deduction upon the grant of a non-qualified stock option. Upon a participant’s exercise of a non-qualified stock option, however, the amount by which the fair market value on the date of exercise of the shares of common stock received upon the exercise of such option (“Option Stock”) exceeds the exercise price (i.e., the “spread”) will be taxed as ordinary income to the participant and the Company will be entitled to a deduction in an equal amount, which may be limited by Section 162(m) of the Code. The participant and the Company will also be subject to employment taxes (i.e., Social Security and Medicare taxes) on the spread. As a condition to the issuance of the Option Stock, the participant will be required to arrange for payment to the Company of the tax withholding obligations which arise due to the participant’s recognition of ordinary income upon exercise of the non-qualified stock option.

Upon subsequent sales of Option Stock, the participant may realize short-term or long-term capital gain or loss, depending upon the holding period of the shares, if such shares constitute capital assets in the participant’s hands. The gain or loss will be measured by the difference between the sales price and the tax basis of the shares sold. The tax basis for this purpose generally will be the sum of the exercise price and the amount of ordinary income recognized by the participant as a result of exercise.

Taxation of Incentive Stock Options.   A participant will not recognize any income and the Company will not recognize any deduction upon the grant of an incentive stock option. Upon a participant’s exercise of an incentive stock option, a participant will have no taxable income (except that the alternative minimum tax may apply) and the Company will not be entitled to any deduction with respect to the exercise of the incentive stock option, unless the participant sells the stock received from the exercise of such option before the expiration of the Required Holding Periods (defined below). Upon subsequent sales of stock received from the exercise of an incentive stock option, the participant will recognize a gain or loss equal to the difference between the sales price and the exercise price of the shares sold. If the sale occurs after the expiration of two years from the date of grant and one year from the date of exercise (the “Required Holding Periods”), the income recognized will constitute capital gain, assuming that such shares constitute capital assets in the participant’s hands. If the sale occurs prior to that time, the participant generally will recognize ordinary income equal to the lesser of the gain realized upon the sale or the difference between the fair market value of the acquired shares at the time of exercise and the exercise price; any additional gain recognized upon such sale will constitute capital gain, assuming that such shares constitute capital assets in the participant’s hands. The Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant, which deduction may be limited by Section 162(m) of the Code.

Taxation of Restricted Stock Awards.   In general, a participant will not incur any tax upon the grant of shares of stock which is conditioned upon the future performance of substantial services. However, when the restrictions lapse or at the time of grant if there are not such restrictions, the participant will recognize ordinary income equal to the fair market value of the applicable shares at such time less the amount, if any, paid for such shares. At the time of grant of restricted stock, the participant may elect to recognize ordinary income in an amount equal to the difference of the fair market value of the restricted shares on the grant date and the amount, if any, paid for such restricted shares. If the participant makes such an election, he or she will not recognize any further income as the restrictions lapse. The Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant, which deduction may be limited by Section 162(m) of the Code.

Payment of the Exercise Price in Shares.   If a stock option is exercised and payment of the exercise price is made using previously acquired mature shares, a participant generally will not recognize gain or loss with respect to such previously acquired mature shares. The participant’s basis in the newly acquired shares received in exchange for an equal number of previously acquired mature shares will generally be the same as his or her basis in the previously acquired mature shares. For any additional newly acquired shares, the participant’s basis will be the amount of any additional cash paid by the participant increased by the amount of ordinary income recognized by the participant for federal income tax purposes upon the exercise of the option.

Payment of the exercise price of a non-qualified stock option with shares of common stock previously received upon the exercise of an incentive stock option (“ISO Stock”) will not constitute a “disqualifying disposition” of such ISO Stock. If, however, the shares of Option Stock are not held for the balance of the Required Holding Periods relating to the ISO Stock exchanged, there will be a disqualifying disposition for federal income tax purposes. A disqualifying disposition will result in the recognition by the participant of ordinary income equal to the excess of the fair market value of the ISO Stock at the time such shares of ISO Stock were originally acquired over the exercise price of such incentive stock options (but not in excess of the participant’s gain).

The Board of Directors recommends that you vote “FOR” the approval of the amendment of the 2003 Plan.

PROPOSAL 3—RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee has selected Deloitte & Touche LLP as the Company’s independent public accountants to conduct the audit of the Company’s financial statements for the fiscal year ending December 31, 2006. Deloitte & Touche LLP, an independent registered public accounting firm, also served as the Company’s independent public accountants for the fiscal years ended December 31, 2005, 2004 and 2003. We are submitting the selection of independent public accountants for stockholder ratification at the annual meeting.

Although ratification by stockholders is not required by our organizational documents or other applicable law, the Audit Committee has determined that a policy of requesting ratification by stockholders of its selection of independent public accountants is a matter of good corporate practice. If stockholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain Deloitte & Touche LLP, but may still retain them. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

The Board of Directors recommends a vote “FOR” ratification of the selection of Deloitte & Touche LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2006.

STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

Notice of any stockholder proposal that is intended to be included in our proxy statement and form of proxy for next year’s annual meeting must be received by us at our principal executive offices no later than December 13, 2006. Such notice must be in writing and must comply with the other provisions of Rule 14a-8 under the Securities Exchange Act of 1934. In addition, the persons named in the proxy for the next annual meeting will have discretionary authority to vote with respect to any matter that is brought by any stockholder during the meeting and that is not described in the proxy statement for such meeting if we receive notice before February 15, 2007 or after March 17, 2007 that such matter would be raised at the meeting. Any notices regarding stockholder proposals must be received by us at our principal executive offices at 110 North Wacker Drive, Chicago, Illinois, 60606, Attention: Corporate Secretary.

Appendix A

GENERAL GROWTH PROPERTIES, INC.
2003 INCENTIVE STOCK PLAN, AS PROPOSED TO BE AMENDED AND RESTATED
EFFECTIVE MAY 16, 2006

SECTION 1.   Purpose; Definitions.

The purposes of this Plan are to promote the interests of the Company (including its Subsidiaries and Affiliates) and its stockholders by using equity interests in the Company to attract, retain and motivate its Officers, Employees and Directors and to encourage and reward their contributions to the Company’s performance and profitability.

The following capitalized terms shall have the following respective meanings when used in this Plan:

(a)    “Administrator” means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 3 of the Plan.

(b)   “Affiliate” means General Growth Management, Inc. and any other corporation or other entity controlled by the Company and designated by the Committee as such.

(c)    “Applicable Laws” means the legal requirements relating to the administration of plans providing one or more of the types of Awards described in this Plan and the issuance of Shares thereunder pursuant to U.S. state corporate laws, U.S. federal and state securities laws, the Code and the applicable laws of any foreign country or jurisdiction where Options, Stock Purchase Rights or other Awards are, or will be, granted under the Plan.

(d)   “Award” includes, without limitation, a Stock Option or Restricted Stock as described in or granted under the Plan, on a stand alone, combination or tandem basis, as described in or granted under the Plan.

(e)    “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Award grant. The Award Agreement is subject to the terms and conditions of the Plan.

(f)    “Awarded Stock” means the Common Stock subject to an Award.

(g)    “Board” means the Board of Directors of the Company.

(h)   “Cause” shall mean, unless otherwise determined by the Committee, (i) the conviction of the Recipient for committing a felony under federal law or the law of the state in which such action occurred, (ii) dishonesty in the course of fulfilling the Recipient’s employment duties or (iii) willful and deliberate failure on the part of the Recipient to perform his or her employment duties in any material respect.

(i)    “Code” means the Internal Revenue Code of 1986, as amended or replaced from time to time.

(j)     “Committee” means the Committee appointed by the Board in accordance with Section 3 of the Plan.

(k)   “Common Stock” means the common stock, par value $.01 per share, of the Company.

(l)    “Company” means General Growth Properties, Inc., a Delaware corporation.

(m)  “Director” means a member of the Board.

(n)   “Disability” means permanent and total disability as determined under procedures established by the Committee for purposes of the Plan.

(o)   “Employee” means any person, including Officers and Directors, employed by the Company or any Subsidiary or Affiliate of the Company. Neither service as a Director nor payment of a director’s fee by the Company, without more, shall constitute “employment” by the Company. Except as expressly authorized by Section 10 of the Plan, no grant shall be made to a Director who is not an Officer or a salaried Employee.

(p)   “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

(q)   “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(A)  If the Common Stock is listed on the New York Stock Exchange Composite Tape, its Fair Market Value shall be the mean of the highest and lowest reported sale prices of the stock (or, if no sales were reported, the average of the closing bid and asked price) on the New York Stock Exchange for any given day or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on NASDAQ, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(B)   If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on any given day, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(C)   In the absence of an established regular public market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee.

(r)    “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(s)    “Mature Shares” means any shares held by the Recipient for a minimum period of 6 months.

(t)    “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(u)   “Officer,” unless otherwise noted herein, means a person who is an officer of the Company or a Subsidiary or Affiliate within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(v)    “Participant” means an Employee, Director or Officer who holds an outstanding Award.

(w)   “Plan” means the General Growth Properties, Inc. 2003 Incentive Stock Plan.

(x)    “Recipient” means an Employee, Director or Officer who holds an outstanding Award.

(y)    “Restricted Stock” means shares of Common Stock acquired pursuant to an Award under Section 9 or 10 below.(1)

(z)    “Restricted Stock Agreement” means a written agreement between the Company and the Recipient evidencing the terms and restrictions applying to stock awarded pursuant to an Award of Restricted Stock. The Restricted Stock Agreement is subject to the terms and conditions of the Plan.

(1)          As proposed to be amended.

(aa)          “Retirement” means a Service Provider’s retirement from active employment as determined under a pension plan of the Company or any Subsidiary or Affiliate, or under an employment contract with the Company or any Subsidiary or Affiliate; or the Service Provider’s termination of employment at or after age 65 under circumstances that the Committee, in its sole discretion, deems equivalent to retirement.

(bb) “Service Provider” means an Employee, Director or Officer. A Service Provider who is an Employee shall not cease to be a Service Provider (i) during any leave of absence approved by the Company; provided that, for purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract; or (ii) as a result of transfers between locations of the Company or between the Company and any Subsidiary or Affiliate. If reemployment upon expiration of a leave of absence approved by the Company is not guaranteed by statute or contract, then on the 181st day of such leave, any Incentive Stock Option held by the Recipient shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Stock Option.

(cc)  “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

(dd) “Stock Option” or “Option” means a qualified or non-qualified option to purchase Shares granted pursuant to the Plan.

(ee)  “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

SECTION 2.   Stock Subject to the Plan.

Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares available for grants of Awards under the Plan is 3,000,000 Shares of Common Stock. Shares subject to an Award under the Plan may be authorized but unissued, or reacquired, Common Stock or treasury shares. No Recipient may be granted Awards in any calendar year with respect to more than 300,000 Shares. In determining the number of Shares with respect to which a Service Provider may be granted an Award in any calendar year, any Award which is cancelled shall count against the maximum number of Shares for which an Award may be granted to a Service Provider.

If an Award expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option, Restricted Stock Award or other Award, shall not be returned to the Plan and shall not become available for future distribution under the Plan.

SECTION 3.   Administration of the Plan.

(a)   Administration. The Plan shall be administered by an Administrator that shall consist of the Compensation Committee of the Board or such other Committee consisting of two or more directors as shall be designated from time to time by the Board (“Committee”). Each member of the Committee shall qualify as a “non-Employee Director” as determined under Rule 16b-3, or any successor or replacement rule adopted by the Securities and Exchange Commission. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time. Any such Committee shall act by a majority of its members, or, if there are only two members of such Committee, by unanimous consent of both members. If at any time no Committee shall be in office, the functions of the Committee specified in the Plan shall be carried out by the Board.

(b)   Powers of the Committee. Except for the terms and conditions explicitly set forth in the Plan, the Committee shall have exclusive authority, in its discretion, to determine the Fair Market Value of the Common Stock, in accordance with Section 1(q) of the Plan. The Committee also shall have exclusive authority to determine all matters relating to Awards under the Plan, including the selection of individuals to be granted an Award, the type of Award, the number of shares of Common Stock subject to an Award, all terms, conditions, restrictions and limitations, if any, of an Award and the terms of any instrument that evidences the Award, provided that Awards to non-Employee Directors shall be made only in accordance with Section 10. The Committee shall also have exclusive authority to construe and interpret the Plan and its rules and regulations, to promulgate, amend and rescind rules relating to the implementation of the Plan (subject to Section 15) and to make all other determinations deemed necessary or advisable under or for administering the Plan, including determining under what circumstances a Stock Option may be settled in cash or Common Stock. Notwithstanding the foregoing, the Committee may, by a majority of its members then in office, (i) delegate to an Officer of the Company the authority to make decisions pursuant to Sections 8(a), (b), (c), (d) and (e) (provided that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Awards to persons subject to Section 16 of the Exchange Act); and (ii) authorize any one or more of their members or any Officer of the Company to execute and deliver documents on behalf of the Committee. All actions taken and determinations made by the Committee or its delegate pursuant to the Plan shall be conclusive and binding on all parties involved or affected.

SECTION 4.   Eligibility for Awards.

Non-Qualified Stock Options and other Awards may be granted to Employees, Directors and Officers who are responsible for or contribute to the management, growth and profitability of the business of the Company, its Subsidiaries or Affiliates. Incentive Stock Options may be granted only to Employees of the Company or any Subsidiary. In addition, an Award may also be granted to a person who is offered employment by the Company, a Subsidiary or an Affiliate, provided that such Award shall be immediately forfeited if such person does not accept such offer of employment within such time period as the Company, Subsidiary or Affiliate may establish. If otherwise eligible, an Employee, Director or Officer who has been granted an Option or Restricted Stock Award may be granted additional Options or additional Restricted Stock, to the extent permitted under the Plan. Except as expressly authorized by Section 10 of the Plan, no Award shall be made to a Director who is not an Officer or a salaried Employee.

SECTION 5.   Limitations on Options.

Each Option shall be designated in the written Award Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Recipient during any calendar year (under all plans of the Company and any Subsidiary or Affiliate) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. For purposes of this Section 5, Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted. If an Option is granted hereunder that is part Incentive Stock Option and part Non-Qualified Stock Option due to becoming first exercisable in any calendar year in excess of $100,000, the Incentive Stock Option portion of such Option shall become exercisable first in such calendar year, and the Non-Qualified Stock Option portion shall commence becoming exercisable once the $100,000 limit has been reached.

SECTION 6.   Term of Option.

The term of each Option shall be stated in the Award Agreement but shall be no later than ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Recipient who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its Subsidiaries (taking into account the attribution rules under Section 424(d) of the Code), the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement, and the exercise price shall be as set forth in Section 7(a)(A)(i) below.

SECTION 7.   Option Exercise Price; Vesting and Consideration.

(a)   Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(A)  In the case of an Incentive Stock Option

(i)    granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its Subsidiaries (taking into account the attribution rules under Section 424(d) of the Code), the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(ii)   granted to any Employee or Officer other than an Employee described in paragraph (i) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(B)   In the case of a Non-Qualified Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(b)   Waiting Period and Exercise Dates. The Committee shall have the authority, subject to the terms of the Plan, to determine any vesting restriction or limitation or waiting period with respect to any Option granted to a Recipient or the Shares acquired pursuant to the exercise of such Option.

(c)   Form of Consideration. The Committee shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Committee shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of the following:

(i)    cash (in the form of certified or bank check or such other instrument as the Company may accept);

(ii)   other Mature Shares already owned by the Recipient (and, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock subject to an Award hereunder) based on the Fair Market Value of the Common Stock on the date the Stock Option is exercised; provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned Shares may be authorized only at the time the Stock Option is granted; and provided that if payment is made in the form of Restricted Stock, the number of equivalent shares of Common Stock to be received shall be subject to the same forfeiture restrictions to which such Restricted Stock was subject, unless otherwise determined by the Committee;

(iii)  by any combination of (i) and (ii) above;

(iv)  subject to Section 17(g) in the case of a Director or “Executive Officer” (as defined in Rule 3b 7 of the Exchange Act) of the Company, at the discretion of the Committee, by delivery of a properly executed exercise notice together with such other documentation as the Committee and a qualified broker, if applicable, shall require to effect an exercise of the Option, and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

(v)    such other consideration and method of payment for the issuance of Shares as permitted by the Committee and Applicable Laws.

SECTION 8.   Exercise of Option.

(a)   Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. The Committee may at any time, in whole or in part, accelerate the exercisability of any Stock Option.

An Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Award Agreement and by the Plan as described under Section 7(c) above. Shares issued upon exercise of an Option shall be issued in the name of the Recipient. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.(1)

Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)   Termination of Relationship as Employee or Director. If a Recipient ceases to be a Service Provider, other than for Cause or upon the Recipient’s Disability, death or Retirement, the Recipient, subject to the restrictions of this Section 8(b), may exercise his or her Option within the time specified herein to the extent that the Option is vested on the date of termination, including any acceleration of vesting granted by the Committee, and has not yet expired as set forth in the Award Agreement. Unless otherwise determined by the Committee, such Option may be exercised as follows: (A) if the Option is a Non-Qualified Stock Option, it shall remain exercisable for the lesser of the remaining term of the Option or one year from the date of such termination of the relationship as a Service Provider; or (B) if the Option is an Incentive Stock Option, it shall remain exercisable for the lesser of the term of the Option or three (3) months following the Recipient’s termination of his relationship as a Service Provider; provided, however, that if the Recipient dies within such three-month period, any unexercised Stock Option held by such Recipient shall notwithstanding the expiration of such three-month period continue to be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or the expiration of the stated term of such Option, whichever period is shorter. If, on the date of termination, the Recipient is not vested as to his or her entire Option and the Committee has not granted any acceleration of vesting, the Shares covered by the unvested portion of the Option shall revert to the Plan. If a Recipient ceases to be a Service Provider for Cause, the Option shall immediately terminate, and

(1)          As proposed to be amended.

the Shares covered by such Option shall revert to the Plan. If, after termination, the Recipient does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

Notwithstanding the above, in the event of a Recipient’s change in status from the current status to an Employee, Director or Officer, the Recipient shall not automatically be treated as if the Recipient terminated his relationship as a Service Provider, nor shall the Recipient be treated as ceasing to provide services to the Company solely as a result of such change in status. In the event a Recipient’s status changes from Employee to Director, an Incentive Stock Option held by the Recipient shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Stock Option three months and one day following such change of status.

(c)   Disability of Recipient. If, as a result of the Recipient’s Disability, a Recipient ceases to be a Service Provider, the Recipient may exercise his or her Option subject to the restrictions of this Section 8(c) and within the period of time specified herein to the extent the Option is vested on the date of termination, including any acceleration of vesting granted by the Committee, and has not yet expired as set forth in the Award Agreement. Unless otherwise determined by the Committee, such Option shall be exercisable for the lesser of the remaining period of time specified in the Award Agreement or three years from the date of such termination. Notwithstanding the foregoing, if the Recipient dies within such three-year (or shorter) period, any unexercised Stock Option held by such Recipient shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or the expiration of the stated term of such Stock Option, whichever period is the shorter. If, on the date of termination, the Recipient is not vested as to his or her entire Option and the Committee has not granted any acceleration of vesting, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Recipient does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

(d)   Death of Recipient. If a Recipient dies while an Employee, Director or Officer, the Option may be exercised subject to the restrictions of this Section 8(d) and within such period of time as is specified in the Award Agreement (but in no event later than the earlier of one year or the expiration of the term of such Option as set forth in the Award Agreement), by the Recipient’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death, including any acceleration of vesting granted by the Committee, and has not yet expired as set forth in the Award Agreement. Unless otherwise determined by the Committee, the Option shall remain exercisable for the lesser of the remaining period of time specified in the Award Agreement or twelve (12) months following the Recipient’s death. If, at the time of death, the Recipient is not vested as to his or her entire Option and the Committee has not granted any acceleration of vesting, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Recipient’s estate or, if none, by the person(s) entitled to exercise the Option under the Recipient’s will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan. In the event of termination of employment by reason of death, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

(e)   Retirement of Recipient. If, as a result of the Recipient’s Retirement, a Recipient ceases to be a Service Provider, the Recipient may, subject to the restrictions of this Section 8(e), exercise his or her Non-Qualified Stock Option within the time specified herein to the extent the Option is vested on the date of termination, including any acceleration of vesting granted by the Committee, and has not yet expired as set forth in the Award Agreement. Unless otherwise determined by the Committee, such Option may be exercised for the lesser of the remaining period of time specified in the Award Agreement or three (3) years following the Recipient’s Retirement. Notwithstanding the foregoing, if the Recipient dies within such three-year (or shorter) period, any unexercised Non-Qualified Stock Option held by such Recipient shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or the expiration of the stated term of such Stock Option, whichever period is shorter. If the Recipient holds an Incentive Stock Option and ceases to be a Service Provider by reason of his or her Retirement, such Incentive Stock Option may continue to be exercisable by the Recipient to the extent to which it was exercisable at the time of Retirement for a period of three months from the date of Retirement or the expiration of the stated term of such Stock Option, whichever period is the shorter. Notwithstanding the foregoing, if the Recipient dies within such three-month period, any unexercised Incentive Stock Option held by such Recipient shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or the expiration of the stated term of such Stock Option, whichever period is the shorter. If, on the date of termination, the Recipient is not vested as to his or her entire Option and the Committee has not granted any acceleration of vesting, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Option is not exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(f)    Cash out Provisions. On receipt of written notice of exercise, the Committee may elect to cash out all or any part of the shares of Common Stock for which a Stock Option is being exercised by paying the optionee an amount, in cash, equal to the excess of the Fair Market Value of the Common Stock over the option price times the number of shares of Common Stock for which the Stock Option is being exercised on the effective date of such cash out. Cash outs pursuant to this Section 8(f) relating to Options held by Recipients who are actually or potentially subject to Section 16(b) of the Exchange Act shall comply with the provisions of Section 16 of the Exchange Act and the rules promulgated thereunder, to the extent applicable.

SECTION 9.   Restricted Stock.

(a)   Awards of Restricted Stock. Shares of Restricted Stock may be issued either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan. The Committee shall determine the Employees to whom it will award Restricted Stock under the Plan, and it shall advise the Recipient in writing, by means of an Award Agreement, of the terms, conditions and restrictions related to the offer, including the number of Shares to be awarded to the Recipient, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards, in addition to those contained in this Section 9. The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals of the Recipient or of the Company, Subsidiary or Affiliate for or within which the Recipient is primarily employed, or upon such other factors as the Committee shall determine. The provisions of a Restricted Stock Award need not be the same with respect to each Recipient. The terms of the Award of Restricted Stock shall comply in all respects with Applicable Law and the terms of the Plan.

(b)   Awards and Certificates. Each Award shall be confirmed by, and subject to the terms of, a Restricted Stock Agreement. Shares of Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. The Committee may require that the certificates evidencing such Shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Recipient shall have delivered to the Company a stock power, endorsed in blank, relating to the Common Stock covered by such Award. Any certificate issued with respect to Shares of Restricted Stock shall be registered in the name of such Recipient and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award, substantially in the following form:

“The transferability of this certificate and the shares of Stock represented hereby are subject to the terms and conditions (including forfeiture) of the General Growth Properties, Inc. 2003 Incentive Stock Plan and a Restricted Stock Agreement. Copies of such Plan and Stock Agreement are on file at the office of the Secretary of General Growth Properties, Inc.”

If and when the Restriction Period (hereinafter defined) expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, such Shares shall be delivered to the Recipient without any restrictive legend or restrictive notation relating to the Plan.(1)

(c)   Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and conditions:

(A)  Restriction Period. Subject to the provisions of the Plan and the terms of the Restricted Stock Agreement, during a period set by the Committee, commencing with the date of such Award (the “Restriction Period”), the Recipient shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Shares of Restricted Stock (the “Restrictions”). The Committee may provide for the lapse of such Restrictions in installments or otherwise and may accelerate or waive such Restrictions, in whole or in part, in each case based on period of service, performance of the Recipient or of the Company, Subsidiary or Affiliate, division or department for which the Recipient is employed or such other factors or criteria as the Committee may determine, subject to the rules set forth below.

(i)    With respect to Awards of Restricted Stock designated as “performance-based,” no Restrictions shall lapse or be waived or accelerated before a period of least twelve (12) months has elapsed following the date of grant;

(ii)   If the Recipient of a Restricted Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to the grant may not, without the written consent of the Committee, be sold or otherwise disposed of within six (6) months following the date of grant; and

(iii)  With respect to Awards of Restricted Stock which are not designated as “performance-based,” the Restrictions shall lapse in accordance with a schedule that does not provide for a lapse of such Restrictions any sooner than: immediately (on the date of grant) with respect to one-third (1/3) of the Shares subject to the Award; on the first anniversary of the date of grant with respect to another one-third (1/3) of such Shares; and on the second anniversary of the date of grant with respect to the final one-third (1/3) of such Shares. Within any twelve-month period, no Recipient shall receive an Award of Restricted Stock in excess of one hundred thousand (100,000) Shares, unless such Award is “performance-based.”

(B)   Rights. Except as provided in this Section 9(c)(B), Section 9(c)(A) above, the Restricted Stock Agreement and under Applicable Law, the Recipient shall have, with respect to the Shares of Restricted Stock, all of the rights of a stockholder of the Company holding the class or series of Common Stock that is the subject of the Restricted Stock Agreement, including, if applicable, the right to vote the Shares and the right to receive any cash dividends. If so determined by the Committee in the applicable Restricted Stock Agreement and subject to Section 17(e), for the Restriction Period, (A) cash dividends on the Shares of Common Stock that are the subject of the Restricted Stock Award shall be automatically deferred and reinvested in additional Restricted Stock and (B) dividends payable in Common Stock shall be paid in the form of Restricted Stock.

(1) As proposed to be amended.

(C)   Termination of Service Provider Relationship. Except to the extent otherwise provided in the applicable Restricted Stock Agreement, Sections 9(c)(A), this Section 9(c)(C), Section 10(d) and Section 12(a)(B), if a Recipient ceases to be a Service Provider for any reason during the Restriction Period, all Shares still subject to restriction shall be forfeited by the Recipient.(1)

(d)   Other Provisions. The Restricted Stock Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion. In addition, the terms of Restricted Stock Agreements need not be the same with respect to each Recipient.

SECTION 10.   Director Restricted Stock Awards.(1)

The granting of Awards to Directors who meet the requirements of Section 10(b) (“Independent Directors”) shall be made from and after the date of the Company’s 2006 annual meeting of stockholders pursuant to the following terms:

(a)  Automatic Award.   Each Independent Director, upon the certification of the director election results for each annual meeting of the Company's stockholders, automatically shall be granted an annual Award of 1,500 shares of Restricted Stock, provided that such Director’s term is continuing after such certification. Each Independent Director, upon initial election or appointment to the Board, shall also be granted an initial Award of 1,500 shares of Restricted Stock; provided, however, that if an Independent Director is first elected to the Board at an annual meeting of the Company’s stockholders, then such Director shall not be entitled to receive such initial Award, but shall receive only the automatic Restricted Stock Award provided for in the immediately preceding sentence. Notwithstanding the foregoing, each Independent Director shall not receive a Restricted Stock Award pursuant to this Section 10 upon the certification of the director election results from the Company’s 2006 annual meeting of stockholders if the Contingent Option (as defined in the Award Agreement relating to the January 3, 2006 grant to such Director pursuant to the Plan) remains outstanding with respect to less than 5,000 shares of Common Stock.

(b) Eligibility.   An automatic Restricted Stock Award shall be granted hereunder only if as of each date of grant the Director (i) is not otherwise an Employee of the Company or any Subsidiary or Affiliate, (ii) has not been an Employee of the Company or any Subsidiary or Affiliate for any part of the preceding fiscal year and (iii) has served on the Board continuously since the commencement of his or her term.

(c) Applicability of Section 9.   Except as expressly provided in this Section 10, any Restricted Stock granted hereunder shall be subject to the terms and conditions of the Plan as if the grant were made pursuant to Section 9 hereof.

(d) Restriction Period.   The “Restriction Period” for each Restricted Stock Award granted pursuant to this Section 10 shall refer to the period commencing with the date of such Award and ending on the earliest to occur of (i) the second anniversary of such date, (ii) the applicable Director’s Retirement or (iii) the applicable Director’s failure to be re-nominated for election upon expiration of such Director’s current term in office. During such Restriction Period, the Award granted pursuant to this Section 10 shall be subject to Restrictions (as defined in Section 9(c)(A)). Such Restrictions shall lapse immediately with respect to one-third (1/3) of the Shares subject to the Award; on the first anniversary of the date of grant with respect to another one-third (1/3) of such Shares; and on the second anniversary of the date of grant with respect to the final one-third (1/3) of such Shares.

(e)  Insufficient Shares.   In the event that the number of Shares of Common Stock available for future grant under the Plan is insufficient to make all automatic grants required to be made on such date, then all Independent Directors entitled to a grant on such date shall share ratably in the number of Shares available for grant under the Plan.

(f)  Amendment.   The provisions of paragraph (a) of this Section 10 may not be amended more often than once every six months.

(1)          As proposed to be amended.

SECTION 11.   Non-Transferability of Awards.

Unless otherwise specified by the Committee in the Award Agreement, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by (i) will or by the laws of descent or distribution or (ii) pursuant to a qualified domestic relations order (as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder). Stock Options may be exercised, during the lifetime of the Participant, only by the Participant or by the guardian or legal representative of the Participant or by an alternate payee pursuant to a qualified domestic relations order. If the Committee makes an Award transferable, such Award shall contain such additional terms and conditions as the Committee deems appropriate. Any attempt to assign, pledge or otherwise transfer any Award or of any right or privileges conferred thereby, contrary to this Plan, or the sale or levy or similar process upon the rights and privileges conferred hereby, shall be void.

SECTION 12.   Effect of Change in Control.

(a)   Effect. Notwithstanding any other provision of this Agreement, in the event of a Change in Control (as defined below) after the Effective Date,

(A)  a Recipient shall become 100% vested in his or her Stock Options, if applicable; and

(B)   the restrictions applicable to any Restricted Stock shall lapse and such Restricted Stock shall become free of all restrictions and fully vested and transferable to the full extent of the original grant.

(b)   Change in Control. For purposes of this Plan, a “Change in Control” shall be deemed to have occurred upon the completion of any of the following events:

(A)  Acquisition. Any acquisition or series of related acquisitions resulting in any “Person” (as defined in subparagraph (F) below) or group, within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, beneficially owning (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 20% or more of either the then outstanding shares of Common Stock or the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Company (a “Triggering Acquisition”), provided that a Change in Control shall not be deemed to have occurred if the Person described in the preceding provisions is an underwriter or underwriting syndicate that has acquired the ownership of voting securities of the Company solely in connection with a public offering of those securities; and provided that the following shall not constitute a Triggering Acquisition:

(i)             any acquisition directly from the Company, other than an acquisition by any Person by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired by such Person directly from the Company, GGP Limited Partnership or any other entity in which the Company owns a direct or indirect interest;

(ii)         any acquisition by the Company, or members of the Company’s management, or any combination thereof;

(iii)     any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or

(iv)       any acquisition by any Person pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (A) of this Section 12(b).

(B)   Reorganization. Any shareholder-approved reorganization, merger or consolidation of the Company with any other Person, other than a transaction which would result in (A) the owners of voting securities of GGP outstanding immediately prior thereto continuing to own directly or indirectly more than sixty percent (60%) of the combined voting power of the voting securities of the entity or entities surviving such reorganization, merger or consolidation that own and conduct the business owned and conducted by the Company prior thereto; and (B) no Person (other than the Company, any employee benefit plan or trust sponsored or maintained by the Company or any corporation controlled by the Company or such corporation resulting from such transaction) beneficially owning, directly or indirectly, 20% or more of, respectively, the outstanding shares of Common Stock of the corporation resulting from such transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent such ownership existed with respect to the Company prior to the transaction; and (C) individuals who were members of the Incumbent Board (hereinafter defined) constituting a majority of the members of the board of directors of the corporation resulting from such transaction;

(C)   Asset sale. The sale or other disposition by the Company, in one transaction or a series of related transactions, of all or substantially all of the assets of the Company;

(D)  Liquidation. The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company; or

(E)   Board Change. A change in the composition of the Board such that individuals who, as of the Effective Date, constitute the Board of Directors of the Company (the “Incumbent Board”) cease for any reason to constitute at least a majority of the board of directors of the Company, provided that any individual who becomes a director after the Effective Date whose election, or nomination for election by stockholders, is approved by a vote of at least a majority of the directors then comprising the relevant Incumbent Board shall be considered to be a member of the relevant Incumbent Board. For purposes of the definition of “Change in Control,” references to the Company shall also refer to its successors and assigns such that reorganizations or other corporate transactions do not impair the substantive intent of these provisions.

(F)   Person. For purposes of this Section, “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity (or any department, agency, or political subdivision thereof).

SECTION 13.   Adjustments Upon Changes in Capitalization.

Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Award, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per share of Common Stock covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration;” and provided that the dilution effect of the Shares authorized, plus the shares reserved for issuance pursuant to all other stock-related plans of the Company, shall not exceed 10%. Such adjustment shall be made by the Board in its sole discretion, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

SECTION 14.   Date of Grant.

The date of grant of an Award shall be, for all purposes, the date on which the Committee makes the determination granting such Award, or such other later date as is determined by the Committee. Notice of the determination shall be provided to each Participant by way of an Award Agreement within a reasonable time after the date of such grant.

SECTION 15.   Term; Amendment and Termination of the Plan.

(a)   Amendment and Termination. Subject to this Section 15 and Section 17(f), the Board may at any time amend, alter, suspend or terminate the Plan, including without limitation to provide for the transferability of any or all Options to comply with or take advantage of rules governing registration of shares. Subject to Section 17(f) and the other terms of the Plan, the Committee may amend the terms of any Stock Option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Recipient without the Recipient’s consent.

(b)   Stockholder Approval. The Company shall obtain stockholder approval of any material Plan amendment and any amendment to the extent necessary and desirable to comply with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the Applicable Law, rule or regulation.

(c)   Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Company.

SECTION 16.   Conditions Upon Issuance of Shares.

(a)   Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Committee may cause a legend or other restrictive notation to be made on or with respect to Shares or other securities delivered under the Plan as it may deem appropriate to make reference to such legal rules and restrictions, or to impose any restrictions on transfer.(1)

(b)   Withholding Obligations. No later than the date as of which an amount first becomes includible in the gross income of the Recipient for federal income tax purposes with respect to any Award under the Plan, the Recipient shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned on such payment or arrangements, and the Company, its Subsidiaries and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Recipient. The Committee may establish such procedures as it deems appropriate, including the making of irrevocable elections, for the settlement of withholding obligations with Common Stock.

(1)   As proposed to be amended.

(c)   Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

(d)   Grants Exceeding Allotted Shares. If the Awarded Stock covered by an Award exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Award shall be void with respect to such excess Awarded Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Applicable Law and Section 15(b).

SECTION 17.   General Provisions.

(a)   Term of Plan. This Plan shall become effective as of the Company’s May 7, 2003 Annual Shareholders Meeting, or upon its approval by the stockholders of the Company, whichever is later (“Effective Date”). Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws and the rules of any stock exchange upon which the Common Stock is listed. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

(b)   No Contract of Employment. Neither the Plan nor any Award hereunder shall confer upon any individual any right with respect to continuing such individual’s employment relationship with the Company, nor shall they interfere in any way with such individual’s right or the Company’s right to terminate such employment relationship at any time, with or without cause.

(c)   Severability.       In the event that any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(d)   Governing Law. The Plan and all Awards made and actions thereunder shall be governed by and construed in accordance with the laws of the state of Delaware.

(e)   Dividends. The reinvestment of dividends in additional Restricted Stock at the time of any dividend payment shall be permissible only if sufficient shares of Common Stock are available under the Plan for such reinvestment (taking into account then-outstanding Stock Options and other Awards).

(f)    Prohibition on Repricing. Notwithstanding any other provision of the Plan, the Committee shall not “reprice” any Stock Option granted under the Plan if the effect of such repricing would be to decrease the exercise price per Share applicable to such Stock Option. For this purpose, a “repricing” would include a tandem cancellation and regrant or any other amendment or action that would have substantially the same effect as decreasing the exercise price of outstanding Stock Options.

(g)   Prohibition on Loans to Participants. The Company shall not lend funds to any Participant for the purpose of paying the exercise or base price associated with any Award or for the purpose of paying any taxes associated with the exercise or vesting of an Award.

(h)   Performance-Based Compensation. The Committee may designate any Award as “performance-based compensation” for purposes of Section 162(m) of the Code. Any Awards designated as “performance-based compensation” shall be conditioned on the achievement of one or more performance measures, and the measurement may be stated in absolute terms or relative to comparable companies.

(i)    Unfunded Status of Plan. It is intended that the Plan constitute an “unfunded” plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payment; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan.

(j)    Liability of Committee Members. Except as provided under Applicable Law, no member of the Board or the Committee will be liable for any action or determination made in good faith by the Board or the Committee with respect to the Plan or any Award under it. Neither the Company, the Board of Directors nor the Committee, nor any Subsidiary or Affiliate, nor any directors, officers or employees thereof, shall be liable to any Participant or other person if it is determined for any reason by the Internal Revenue Service or any court that an Incentive Stock Option granted hereunder does not qualify for tax treatment as an “incentive stock option” under Section 422 of the Code.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3:	Please ☐
Mark Here
for Address
Change or
Comments
SEE REVERSE SIDE

								FOR	AGAINST	ABSTAIN
1.	ELECTION OF DIRECTORS:	FOR all nominees	WITHHOLD AUTHORITY		3.	Ratification of the selection of independent public		☐	☐	☐
		listed to the left	to vote for			accountants.
NOMINEES:		(except as marked	all nominees
01 Adam Metz		to the contrary)	listed to the left
02 Robert Michaels		☐	☐		4.	In their discretion, the proxies are authorized to vote upon such other business as may
03 Thomas Nolan						properly come before the meeting or any postponement(s) or adjournment(s) thereof.
04 John Riordan
(Instruction: To withhold authority to vote for any individual nominee,								Choose MLinkSM for Fast, easy and secure 24/7
write that nominee’s name on the space provided below.)								online access to your future proxy materials,
investment plan statements, tax documents and
							☐	more. Simply log on to Investor Service Direct®
		FOR	AGAINST	ABSTAIN		Mark here if you plan to		at www.melloninvestor.com/isd where step-by-step
2.		Amendment of the 2003 Incentive Stock Plan ☐	☐	☐		attend the meeting		instructions will prompt you through enrollment.
to provide for an annual award of restricted
stock to our non-employee directors and to
permit issuances under the plan to be
effected electronically.

Signature ______________________________________________________ Signature ___________________________________________________________ Date __________________

(Please sign this proxy as your name appears on the Company’s corporate records. Joint owners should each sign personally. Trustees and others signing in a representative capacity should indicate the capacity in which they sign.)

  FOLD AND DETACH HERE

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet		Telephone		Mail
http://www.proxyvoting.com/ggp		1-866-540-5760		Mark, sign and date
Use the internet to vote your proxy.	OR	Use any touch-tone telephone to	OR	your proxy card and
Have your proxy card in hand		vote your proxy. Have your proxy		return it in the
when you access the web site.		card in hand when you call.		enclosed postage-paid
envelope.

If you vote your proxy by Internet or by telephone,

you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement

on the internet at www.generalgrowth.com

General Growth Properties, Inc.	proxy
This Proxy is solicited on behalf of the Board of Directors

Matthew Bucksbaum, John Bucksbaum and Bernard Freibaum, and each of them, are hereby constituted and appointed the lawful attorneys and proxies of the undersigned, with full power of substitution, to vote and act as proxy with respect to all shares of common stock, $.01 par value, of GENERAL GROWTH PROPERTIES, INC., standing in the name of the undersigned on the Company’s books at the close of business on April 3, 2006, at the Annual Meeting of Stockholders to be held at the Company’s principal executive offices, 110 North Wacker Drive, Chicago, Illinois, at 9:00 a.m., local time, on May 16, 2006, or at any postponement(s) or adjournment(s) thereof, as follows:

The powers hereby granted may be exercised by any of said attorneys or proxies or their substitutes present and acting at the above-described Annual Meeting of Stockholders or any postponement(s) or adjournment(s) thereof, or, if only one be present and acting, then by that one. The undersigned hereby revokes any and all proxies heretofore given by the undersigned to vote at said meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

Address Change/Comments (Mark the corresponding box on the reverse side)

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